UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03706

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	8-31

Date of reporting period:	8-31-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT                  AUGUST 31, 2012

California High-Yield Municipal Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	29
Report of Independent Registered Public Accounting Firm	31
Management	32
Approval of Management Agreement	35
Additional Information	40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Positive Fiscal-Year Returns for U.S. Stocks and Bonds

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with uncertainty still enveloping major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in emerging economies such as China, and about possible sovereign debt defaults in southern Europe.

These near-term uncertainties were reflected in relative asset returns for the 12 months ended August 31, 2012. Assets perceived to be relative “safe-haven” investments, such as long-term U.S. Treasury securities, rallied on “flight to quality” capital movements, while international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and other currencies.

Interestingly, both U.S. stocks and bonds enjoyed fiscal-year price gains. Weakening international economic conditions triggered another wave of stimulative monetary policy announcements around the globe. These announcements helped boost U.S. equities, along with bonds that tend to correlate with stocks, such as high-yield securities. Municipal bonds, particularly at the high-yield and long-maturity ends of the market, were among the top-performing U.S. bond sectors.

The global economic instability that triggered the latest round of stimulative monetary policies remains largely in place. In this uncertain environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Demand Drove Strong Muni Gains

For the 12-month period ended August 31, 2012, all sectors of the U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Municipal bonds (munis) were strong performers, outpacing Treasuries, mortgage-backed securities, and the broad bond market average.

Early in the period, a combination of reduced muni issuance (compared with 2010), value-oriented demand from investors, a Treasury market rally (which boosted most high-quality bonds), and relatively stable credit conditions (compared with what many pundits had projected) supported the muni market rally.  Continued robust demand for munis helped promote strong returns throughout the first eight months of calendar 2012. In particular, investors’ search for yield led to better relative results from longer-term and lower-quality munis, which were among the leading performers in the fixed income market for the entire 12-month period. A wave of refinancing from municipalities taking advantage of low interest rates generally led to more subdued performance among intermediate-term muni maturities during the first eight months of 2012. Year-to-date refinancing activity totaled $111 billion through August 31, 2012, compared with $51 billion for the same period in 2011.

Market Resilient, Despite Isolated Bankruptcies

Late in the period, the California cities of Stockton, Mammoth Lakes, and San Bernardino filed for bankruptcy protection as part of their efforts to address relatively severe but isolated financial problems. We believe it’s important to put these events in context. Municipalities in general are experiencing financial stress caused by current economic conditions, but we believe most muni issuers remain resilient. State and local governments have cut spending and raised taxes to cover large budget shortfalls. The fiscal outlook for most state and local governments is stabilizing, but the stress likely will continue as long as the U.S. housing and employment markets remain depressed and the economy stays sluggish.

We continue to believe no states will default. Nevertheless, their credit ratings are likely to remain under downward pressure, underscoring the importance of our rigorous research and security-selection process.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2012
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Municipal High Yield Bond	15.40%	Aggregate Bond	5.78%
Long-Term Municipal Bond	14.52%	Treasury Bond	5.11%
California Tax-Exempt Bond	9.96%
Municipal Bond	8.78%
7 Year Municipal Bond	5.87%

3

Performance

Total Returns as of August 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCHYX	12.79%	5.65%	5.45%	6.13%	12/30/86
Barclays Municipal Bond Index	—	8.78%	6.24%	5.20%	6.51%(1)	—
Institutional Class	BCHIX	13.01%	—	—	8.92%	3/1/10
A Class No sales charge* With sales charge*	CAYAX	12.51% 7.48%	5.39% 4.41%	— —	5.25% 4.74%	1/31/03
C Class	CAYCX	11.67%	4.60%	--	4.49%	1/31/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 12/31/86, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.51%	0.31%	0.76%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Steven M. Permut, Joseph Gotelli, and Alan Kruss

Performance Summary

California High-Yield Municipal returned 12.79%* for the fiscal year ended August 31, 2012. By comparison, the Barclays Municipal Bond Index (representing investment-grade municipal bonds) returned 8.78%, while the Barclays Municipal High Yield Bond Index (representing non-investment-grade municipal bonds) returned 15.40%.** The average return of the California Municipal Debt Funds tracked by Lipper Inc. was 12.44%.*** Portfolio returns and the Lipper average reflect operating expenses, while index returns do not. (See page 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive performance of California high-yield municipal bonds. The main contributor to the fund’s outperformance relative to its broad, investment-grade benchmark and the Lipper peer group average was the portfolio’s greater focus on lower-quality securities, which outperformed investment-grade munis during the period.

Credit Environment

Overall, state and local revenue growth remained inconsistent on flat-to-declining property tax revenues and modest economic growth. Most states, including California, are now spending less, after facing steep budgetary challenges that prompted significant spending cuts to address shortfalls totaling $54 billion nationwide for fiscal 2013.

Although muni credit-rating downgrades continued to outpace upgrades, the margin between the two continued to grow smaller. Furthermore, the muni market has seen its default rate decline in each of the last four calendar years. Although we do not expect any states to actually default, we believe select state credit ratings are likely to remain under downward pressure. We also believe more downgrades and defaults may occur at the local level.

The financial stresses at the local level were highlighted when, in the space of a few weeks at the end of June and in early July, three California cities—Stockton, Mammoth Lakes, and San Bernardino—announced their intent to file for bankruptcy protection. The financial difficulties in Stockton and San Bernardino stem from long-term structural problems with their budgets, while Mammoth Lakes’ troubles are due to a large, unfavorable legal judgment. These bankruptcies are also the result of measures the state of California has taken recently to address the state’s fiscal pressures. By eliminating certain local funding programs and cutting spending, the state essentially forced local municipalities to deal with their specific financial problems with less state assistance.

*	All fund returns referenced in this commentary are for Investor Class shares.

**	The Barclays Municipal High Yield Bond Index’s average returns were 4.82% and 6.53% for the five- and 10-year periods ended August 31, 2012, respectively.

***
The average returns for Lipper California Municipal Debt Funds category were 5.42% and 4.52% for the five- and 10-year periods ended August 31, 2012, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2012 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

6

We believe these incidents do not suggest a widespread outbreak of systemic muni bankruptcies and defaults in California or nationwide. They represent small, isolated ripples that made bigger waves in the media than they did in terms of overall municipal credit quality. Most local governments we have reviewed remain in good financial condition despite the weak economy.

Portfolio Positioning

In addition to an emphasis on lower-quality bonds (relative to the investment-grade benchmark), security selection enhanced the fund’s performance. We continued to favor revenue bonds, including public power, transportation and essential service bonds, while opportunistically adding exposure in credit sectors such as tobacco, hospitals, health care, and industrial development/pollution control revenue (IDR/PCR) bonds.

We also implemented a “ratio trade” at two key points during the fiscal year. A ratio trade is a position designed to benefit when the yield ratio between comparable-maturity muni and Treasury yields declines after a period of increases, usually to levels above 100%. The goal of the strategy is to capture gains as the ratio declines to more typical levels below 100%.

For example, early in the fiscal year, the yield ratio between 10-year AAA munis and 10-year Treasuries was much wider than historical averages. This yield gap gradually narrowed into the first quarter of 2012, and we exited the position. Similarly, in the second quarter of 2012, we took advantage of the ratio widening several percentage points. We exited this position in August, as the ratio once again tightened toward the historical average.

Outlook

We believe the sluggish economy will continue to pose challenges for California, but the muni default rate should remain low. In this environment, we believe our fundamental credit research and risk management capabilities will continue to drive results. We expect to maintain our current positioning, favoring revenue bonds, including public power, transportation, and other essential services bonds. We also plan to opportunistically increase the fund’s exposure to higher-risk sectors, including tobacco and IDR/PCR bonds.

7

Fund Characteristics

AUGUST 31, 2012
Portfolio at a Glance
Weighted Average Maturity	19.0 years
Average Duration (Modified)	5.3 years

30-Day SEC Yields
Investor Class	3.21%
Institutional Class	3.41%
A Class	2.83%
C Class	2.22%
Investor Class 30-Day Tax-Equivalent Yields*
31.98% Tax Bracket	4.72%
34.70% Tax Bracket	4.92%
39.23% Tax Bracket	5.28%
41.05% Tax Bracket	5.45%
* The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors	% of fund investments
Land Based	19%
General Obligation (GO)	14%
Hospital Revenue	9%
Electric Revenue	7%
Higher Education	7%

Types of Investments in Portfolio	% of net assets
Municipal Securities	98.5%
Other Assets and Liabilities	1.5%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2012 to August 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During Period(1) 3/1/12 - 8/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,046.40	$2.57	0.50%
Institutional Class	$1,000	$1,047.50	$1.54	0.30%
A Class	$1,000	$1,045.10	$3.86	0.75%
C Class	$1,000	$1,041.20	$7.70	1.50%
Hypothetical
Investor Class	$1,000	$1,022.62	$2.54	0.50%
Institutional Class	$1,000	$1,023.63	$1.53	0.30%
A Class	$1,000	$1,021.37	$3.81	0.75%
C Class	$1,000	$1,017.60	$7.61	1.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

AUGUST 31, 2012

	Principal Amount	Value
Municipal Securities — 98.5%
CALIFORNIA — 91.1%
ABAG Finance Authority for Nonprofit Corps. Rev., (899 Charleston LLC), VRDN, 0.27%, 9/4/12 (LOC: Bank of America N.A.)	$1,755,000	$1,755,000
ABAG Finance Authority for Nonprofit Corps. Rev., (Oshman Family Jewish Community), VRDN, 0.22%, 9/4/12 (LOC: LaSalle Bank N.A.)	3,000,000	3,000,000
ABC Unified School District GO, Series 2000 B, 0.00%, 8/1/21 (NATL-RE/FGIC)(1)	1,000,000	731,780
Adelanto Public Utility Authority Rev., Series 2009 A, (Utility System), 6.75%, 7/1/39	5,225,000	5,745,149
Alhambra Rev., Series 2010 A, (Atherton Baptist Homes), 7.50%, 1/1/30	1,640,000	1,828,256
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2004 D, 5.80%, 9/1/35	2,875,000	2,953,257
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2005 B, 5.40%, 9/1/35	1,390,000	1,413,838
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2005 C, 5.50%, 9/1/29	855,000	878,735
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2005 C, 5.50%, 9/1/35	4,000,000	4,037,600
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2006 A, (Improvement Area No. 19C), 5.35%, 9/1/36	2,700,000	2,712,069
Beaumont Financing Authority Local Agency Special Tax Rev., Series 2008 A, (Improvement Area No. 19C), 6.875%, 9/1/36	1,050,000	1,117,064
Berryessa Union School District GO, Series 2000 A, 0.00%, 8/1/21 (AGM)(1)	1,190,000	863,976
Berryessa Union School District GO, Series 2000 A, 0.00%, 8/1/22 (AGM)(1)	1,220,000	832,028
Berryessa Union School District GO, Series 2000 A, 0.00%, 8/1/23 (AGM)(1)	1,000,000	645,790
California Department of Water Resources Rev., Series 2008 AE (Central Valley), 5.00%, 12/1/23	2,500,000	3,011,600
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/22	4,500,000	5,345,730
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/21	4,725,000	5,845,864
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/22	4,200,000	5,151,258
California Economic Recovery GO, Series 2004 A, 5.25%, 7/1/14 (NATL-RE/FGIC)	6,000,000	6,538,500
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/31	1,820,000	2,040,184
California Educational Facilities Authority Rev., (Pepperdine University), 5.00%, 9/1/33	2,000,000	2,351,880
California Educational Facilities Authority Rev., (Western University Health Sciences), 6.00%, 10/1/12, Prerefunded at 100% of Par(2)	1,405,000	1,411,814
California Educational Facilities Authority Rev., Series 2008 C, (Chapman University), VRDN, 0.21%, 9/4/12 (LOC: Bank of America N.A.)	1,400,000	1,400,000
California Educational Facilities Authority Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24	1,400,000	1,657,320
California GO, 5.25%, 10/1/29	5,000,000	5,718,100
California GO, 5.25%, 2/1/30	10,000,000	11,659,500
California GO, 6.00%, 4/1/38	5,000,000	5,898,100
California GO, (Various Purpose), 5.00%, 9/1/41	3,335,000	3,662,964

11

	Principal Amount	Value
California GO, Series 2004 A5, (Kindergarten), VRDN, 0.17%, 9/4/12 (LOC: Citibank N.A. and California State Teacher’s Retirement System)	$2,500,000	$2,500,000
California GO, Series 2012 B, VRN, 1.07%, 9/6/12	2,000,000	2,003,860
California GO, Series 2012 B, VRN, 1.17%, 9/6/12	800,000	801,744
California GO, Series 2012 B, VRN, 1.32%, 9/6/12	960,000	962,314
California Health Facilities Financing Authority Rev., Series 1989 A, (Kaiser Permanente), 0.00%, 10/1/12 (Ambac-TCRS)(1)	4,000,000	3,997,360
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,000,000	1,016,970
California Health Facilities Financing Authority Rev., Series 2008 A, (Scripps Health), 5.50%, 10/1/20	1,500,000	1,795,665
California Health Facilities Financing Authority Rev., Series 2008 A, (Sutter Health), 5.50%, 8/15/16	5,000,000	5,845,650
California Health Facilities Financing Authority Rev., Series 2008 B, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,470,000	1,494,946
California Health Facilities Financing Authority Rev., Series 2008 C, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,000,000	1,016,970
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/33	1,000,000	1,206,540
California Health Facilities Financing Authority Rev., Series 2008 G, (Catholic Healthcare West), 5.50%, 7/1/25	2,000,000	2,253,120
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39	4,300,000	5,078,343
California Health Facilities Financing Authority Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38	3,000,000	3,641,160
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/35	2,000,000	2,202,240
California Health Facilities Financing Authority Rev., Series 2012 A, (Children’s Hospital of Los Angeles), 5.00%, 11/15/34	625,000	668,525
California Health Facilities Financing Authority Rev., Series 2012 A, (Stanford Hospital & Clinics), 5.00%, 8/15/51	2,500,000	2,754,325
California Health Facilities Financing Authority Rev., Series 2012 B, (Children’s Hospital of Los Angeles), VRDN, 1.97%, 9/6/12	2,015,000	2,015,363
California Infrastructure & Economic Development Bank Rev., (SRI International), 5.00%, 9/1/28	3,875,000	4,332,405
California Infrastructure & Economic Development Bank Rev., Series 2011 A, (J. David Gladstone Institutes), 5.25%, 10/1/34	2,000,000	2,159,500
California Infrastructure & Economic Development Bank Rev., Series 2012 B1, (J. Paul Getty Trust), VRDN, 0.47%, 9/6/12	13,000,000	13,000,000
California Mobilehome Park Financing Authority Rev., Series 2001 B, (Rancho Vallecitos - San Marcos), 6.75%, 11/15/36	1,905,000	1,930,984
California Mobilehome Park Financing Authority Rev., Series 2003 B, (Palomar Estates E&W), 7.00%, 9/15/36	6,345,000	6,516,188
California Mobilehome Park Financing Authority Rev., Series 2006 B, (Union City Tropics), 5.50%, 12/15/41	2,000,000	2,018,800
California Municipal Finance Authority Rev., (Biola University), 5.875%, 10/1/34	1,000,000	1,081,010

12

	Principal Amount	Value
California Municipal Finance Authority Rev., (Emerson College), 6.00%, 1/1/42	$3,000,000	$3,546,720
California Municipal Finance Authority Rev., Series 2011 B, (Azusa Pacific University), 8.00%, 4/1/41	3,335,000	3,967,083
California Public Works Board Lease Rev., Series 1993 D, (Department of Corrections), 5.25%, 6/1/15 (AGM)	2,000,000	2,118,920
California Public Works Board Lease Rev., Series 2009 G1, (Various Capital Projects), 5.75%, 10/1/30	2,000,000	2,359,060
California Public Works Board Lease Rev., Series 2010 A1, (Various Capital Projects), 6.00%, 3/1/35	1,250,000	1,479,450
California Public Works Board Lease Rev., Series 2011 C, (State Prisons), 5.75%, 10/1/31	1,000,000	1,169,090
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.00%, 12/1/31	850,000	938,298
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	1,500,000	1,725,300
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	1,870,000	2,030,764
California State University Systemwide Rev., Series 2005 C, (Systemwide Financing Program), 5.00%, 11/1/30 (NATL-RE)	5,000,000	5,508,900
California Statewide Communities Development Authority Pollution Control Rev., Series 2010 A, (Southern California Education), 4.50%, 9/1/29	4,000,000	4,304,480
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.25%, 11/1/30	1,250,000	1,423,675
California Statewide Communities Development Authority Rev., (Lancer Educational Student Housing), 5.625%, 6/1/33	2,500,000	2,586,925
California Statewide Communities Development Authority Rev., (North Peninsula Jewish Community Center), VRDN, 0.22%, 9/4/12 (LOC: Bank of America N.A.)	$1,500,000	$1,500,000
California Statewide Communities Development Authority Rev., (Southern California Presbyterian Homes), 7.25%, 11/15/41	2,500,000	2,852,000
California Statewide Communities Development Authority Rev., (University of California Irvine), 5.375%, 5/15/38	2,000,000	2,138,140
California Statewide Communities Development Authority Rev., Series 2001 C, (Kaiser Permanente), 5.25%, 8/1/31	4,000,000	4,478,680
California Statewide Communities Development Authority Rev., Series 2002 C, (Kaiser Permanente), VRDN, 5.00%, 5/1/17	1,300,000	1,507,428
California Statewide Communities Development Authority Rev., Series 2004 D, (Sutter Health), 5.05%, 8/15/38 (AGM)	1,650,000	1,793,319
California Statewide Communities Development Authority Rev., Series 2007 A, (California Baptist University), 5.50%, 11/1/38	7,000,000	7,276,500
California Statewide Communities Development Authority Rev., Series 2008 A, (Thomas Jefferson School of Law), 7.25%, 10/1/32(3)	3,345,000	3,601,060
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	5,000,000	5,463,300
Capistrano Unified School District Special Tax Rev., (Community Facilities District No. 90-2), 6.00%, 9/1/33	6,250,000	6,340,687
Carson Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Project Area No. 1), 7.00%, 10/1/36	2,000,000	2,345,960

13

	Principal Amount	Value
Chula Vista Community Facilities District No. 06-1 Area A Special Tax Rev., (Eastlake Woods), 6.20%, 9/1/33	$3,600,000	$3,646,872
Chula Vista Industrial Development Rev., Series 2004 D, (San Diego Gas), 5.875%, 1/1/34	1,000,000	1,175,440
Clovis Public Financing Authority Lease Rev., (Corporate Yard), 5.375%, 3/1/20 (Ambac)	1,780,000	1,786,853
Corcoran COP, 8.75%, 6/1/16(3)	300,000	359,784
Duarte Unified School District GO, Series 1999 B, 0.00%, 11/1/23 (AGM)(1)	1,150,000	733,896
Eastern Municipal Water District Water and Sewer COP, Series 2008 H, 5.00%, 7/1/33	4,000,000	4,417,160
El Dorado County Community Facilities District No. 2001-1 Special Tax Rev., (Promontory Specific), 6.30%, 9/1/31	2,500,000	2,527,425
Escondido Joint Powers Financing Authority Rev., (Water Systems Financing), 5.00%, 9/1/31	1,355,000	1,543,318
Foothill-De Anza Community College District GO, 0.00%, 8/1/21 (NATL-RE)(1)	3,000,000	2,299,830
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.875%, 1/15/27(1)	5,000,000	5,198,700
Fullerton Community Facilities District No. 1 Special Tax Rev., (Amerige Heights), 6.20%, 9/1/32	3,000,000	3,006,300
Fullerton Unified School District Special Tax Rev., (Community Facilities District No. 2001-1), 6.375%, 9/1/31	5,000,000	5,100,000
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2005 A, 5.00%, 6/1/45	4,000,000	4,083,600
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 4.50%, 6/1/27	10,000,000	8,653,200
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.125%, 6/1/47	14,370,000	11,082,719
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.75%, 6/1/47	9,500,000	8,090,485
Hemet Unified School District Special Tax Rev., (Community Facilities District No. 2005-2), 5.25%, 9/1/30	2,670,000	2,705,778
Hesperia Public Financing Authority Tax Allocation Rev., Series 2007 A, (Redevelopment and Housing), 5.50%, 9/1/32 (XLCA)	3,000,000	2,820,000
Hesperia Public Financing Authority Tax Allocation Rev., Series 2007 A, (Redevelopment and Housing), 5.50%, 9/1/37 (XLCA)	2,025,000	1,843,661
Independent Cities Finance Authority Mobile Home Park Rev., Series 2011 A, (Castle Mobile Estates), 6.75%, 8/15/46	2,500,000	2,779,275
Independent Cities Finance Authority Mobile Home Park Rev., Series 2012 A, (Augusta Communities), 5.00%, 5/15/39	2,500,000	2,587,300
Independent Cities Lease Finance Authority Rev., Series 2004 A, (Morgan Hill - Hacienda Valley Mobile Estates), 5.90%, 11/15/34	2,235,000	2,273,062
Independent Cities Lease Finance Authority Rev., Series 2006 B, (San Juan Mobile Estates), 5.55%, 5/15/31	500,000	508,985
Independent Cities Lease Finance Authority Rev., Series 2006 B, (San Juan Mobile Estates), 5.85%, 5/15/41	1,150,000	1,172,862
Independent Cities Lease Finance Authority Rev., Series 2007 A, (Santa Rosa Leisure Mobilehome Park), 5.70%, 11/15/47	3,430,000	3,513,212

14

	Principal Amount	Value
Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 5.00%, 9/2/24	$700,000	$803,964
Irvine Improvement Bond Act of 1915 Special Assessment Rev., (Assessment District No. 12-1), 5.00%, 9/2/26	600,000	681,264
Irvine Unified School District Special Tax Rev., (Community Facilities District No 06-1), 6.70%, 9/1/35	515,000	591,163
Jurupa Community Services District Special Tax Rev., Series 2008 A, (Community Facilities District No. 25), 8.875%, 9/1/38	2,000,000	2,335,460
Lake Elsinore Unified School District Special Tax Rev., (Community Facilities District No. 2005-1, Improvement Area A), 5.40%, 9/1/35	2,245,000	2,269,224
Lincoln Community Facilities District No. 2003-1 Special Tax Rev., (Lincoln Crossing), 6.00%, 9/1/13, Prerefunded at 102% of Par(2)	1,775,000	1,907,734
Los Alamitos Unified School District COP, (Capital Projects), 0.00%, 8/1/42(1)	1,300,000	769,509
Los Angeles Community College District GO, Series 2008 F1, (Election of 2003), 5.00%, 8/1/27	2,000,000	2,346,740
Los Angeles Community Facilities District No. 3 Special Tax Rev., (Cascades Business Park & Golf Course), 6.40%, 9/1/22	1,310,000	1,325,602
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/23	1,000,000	1,189,320
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.25%, 5/15/25	2,000,000	2,279,280
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	2,000,000	2,247,660
Los Angeles Department of Water & Power Waterworks Rev., Series 2012 B, 5.00%, 7/1/43	1,430,000	1,656,741
Los Angeles Municipal Improvement Corp. Lease Rev., Series 2012 B, 5.00%, 3/1/42	1,000,000	1,090,360
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/29	350,000	392,217
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/31	3,500,000	3,887,695
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/24	3,430,000	4,149,614
Los Angeles Wastewater System Rev., Series 2012 B, 5.00%, 6/1/32	3,000,000	3,532,980
Milpitas Improvement Bond Act of 1915 Special Assessment Rev., Series 1996 A, (Local Improvement District No 18), 6.75%, 9/2/16	925,000	940,873
Modesto Irrigation District COP, Series 2009 A, (Capital Improvements), 6.00%, 10/1/39	3,000,000	3,449,850
Montebello Community Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Montebello Hills Redevelopment), 8.10%, 3/1/27	2,000,000	2,370,940
Moorpark Mobile Home Park Rev., Series 2011 A, (Villa Delaware Arroyo), 6.50%, 5/15/41	4,000,000	4,442,800
Moreno Valley Unified School District Special Tax Rev., (Community Facilities District No. 2002-1), 6.20%, 9/1/32	4,000,000	4,108,480
Murrieta Community Facilities District No. 2002-2 Special Tax Rev., Series 2004 A, (The Oaks Improvement Area), 6.00%, 9/1/34	1,920,000	1,949,914
Murrieta Improvement Bond Act of 1915 Special Tax Rev., (Community Facilities District No. 2000-1), 6.375%, 9/1/30	3,820,000	3,858,200
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/31	1,735,000	1,882,059

15

	Principal Amount	Value
Northern California Power Agency Rev., Series 2012 A, (Hydroelectric Project No. 1), 5.00%, 7/1/31	$1,090,000	$1,270,875
Oakland Unified School District Alameda County GO, Series 2009 A, (Election of 2006), 6.125%, 8/1/29	2,500,000	2,861,150
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.50%, 8/1/32	1,000,000	1,116,990
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/25	6,030,000	6,906,822
Oceanside Community Development Commission Tax Allocation Rev., (Downtown Redevelopment), 5.70%, 9/1/25	3,500,000	3,527,335
Oceanside Community Facilities District No. 2001-1 Special Tax Rev., Series 2002 A, (Morrow Hills Development), 6.20%, 9/1/32	2,375,000	2,392,789
Orange County Community Facilities District Special Tax Rev., (No. 06-1-Delaware Rio Public Improvements), 6.00%, 10/1/40	1,375,000	1,417,350
Oxnard School District GO, Series 2001 A, 5.75%, 8/1/30 (NATL-RE)	3,000,000	3,550,200
Palm Springs Financing Authority Lease Rev., Series 2012 B, (Downtown Revitalization Project), 5.00%, 6/1/35	4,000,000	4,285,040
Palomar Pomerado Health Care District COP, 6.75%, 11/1/39	4,000,000	4,500,200
Perris Public Financing Authority Special Tax Rev., Series 2003 A, 6.25%, 9/1/33	2,955,000	3,051,244
Perris Public Financing Authority Special Tax Rev., Series 2004 A, 6.125%, 9/1/34	2,995,000	3,118,454
Perris Public Financing Authority Special Tax Rev., Series 2008 A, (Community Facilities District No. 2005-4), 6.60%, 9/1/38	2,210,000	2,293,538
Pleasant Valley School District/Ventura County GO, Series 2002 A, 5.85%, 8/1/31 (NATL-RE)	4,835,000	6,144,511
Poway Unified School District Special Tax Rev., (Community Facilities District No. 6-4S), 5.00%, 9/1/33	1,000,000	1,076,200
Poway Unified School District Special Tax Rev., (Community Facilities District No. 6-4S), 5.00%, 9/1/36	600,000	636,600
Poway Unified School District Public Financing Authority Rev., 7.875%, 9/15/39	3,970,000	4,613,299
Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 04-2-Lake Hills Crest), 5.00%, 9/1/30	1,040,000	1,080,654
Riverside County Community Facilities Districts Special Tax Rev., (Tax No. 04-2-Lake Hills Crest), 5.00%, 9/1/35	2,530,000	2,575,844
Riverside County Improvement Bond Act of 1915 Special Assessment Rev., (District No. 168-Rivercrest), 6.70%, 9/2/26	1,875,000	1,898,175
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.25%, 10/1/30	2,200,000	2,450,492
Riverside Unified School District Special Tax Rev., (Community Facilities District No. 13, Improvement Area 1), 5.375%, 9/1/34	2,000,000	2,001,360
Riverside Unified School District Special Tax Rev., Series 2005 A, (Community Facilities School District No. 15, Improvement Area 2), 5.25%, 9/1/30	1,000,000	1,020,550
Rohnert Park Finance Authority Rev., Series 2001 A, (Las Casitas de Sonoma), 6.40%, 4/15/36	4,240,000	4,272,436

16

	Principal Amount	Value
Romoland School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area 1), 5.40%, 9/1/36	$4,000,000	$4,054,280
Roseville Community Facilities District No. 1 Special Tax Rev., (The Fountains), 6.125%, 9/1/38	2,600,000	2,750,020
Roseville Finance Authority Electric System Rev., 5.00%, 2/1/37	925,000	1,020,321
Sacramento Airport System Rev., Series 2009 D, (Grant Revenue Bonds), 6.00%, 7/1/35	4,000,000	4,627,160
Sacramento Municipal Utility District Electric Rev., Series 1997 K, 5.25%, 7/1/24 (Ambac)	4,000,000	4,990,800
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/31	625,000	732,181
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/33	1,000,000	1,161,200
Sacramento Special Tax Rev. (North Natomas Community Facilities District No.1), 6.30%, 9/1/26	3,840,000	3,874,944
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	3,850,000	4,676,595
San Buenaventura City COP, (Wastewater Revenue), 5.00%, 3/1/29 (NATL-RE)	1,975,000	2,077,147
San Diego Public Facilities Financing Authority Lease Rev., Series 2012 A, (Capital Improvement Projects), 5.00%, 4/15/37	2,000,000	2,150,900
San Diego Redevelopment Agency Tax Allocation Rev., Series 2009 A, (North Park Redevelopment), 7.00%, 11/1/39	3,000,000	3,428,220
San Diego Unified School District GO, Series 2012 E, (Election of 2008), 0.00%, 7/1/49(1)	10,000,000	1,493,800
San Francisco City and County Airports Commission Rev., Series 2008 34D, (San Francisco International Airport), 5.25%, 5/1/26	3,000,000	3,524,190
San Francisco City and County Airports Commission Rev., Series 2011 D, 5.00%, 5/1/31	5,390,000	6,191,601
San Francisco City and County Redevelopment Agency Lease Rev., (George R. Mascone), 0.00%, 7/1/13(1)	1,250,000	1,241,450
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2009 D, (Mission Bay South Redevelopment), 6.625%, 8/1/39	2,000,000	2,204,420
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 C, (Mission Bay South Redevelopment), 6.75%, 8/1/41	1,000,000	1,170,590
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 7.00%, 8/1/41	1,250,000	1,428,275
San Jose Airport Rev., Series 2011 A2, 5.25%, 3/1/34	2,605,000	2,932,579
San Marcos Public Facilities Authority Special Tax Rev., Series 2004 A, 5.45%, 9/1/24	2,790,000	2,792,232
San Mateo Special Tax Rev., (Community Facilities District No 2008-1-Bay Meadows), 6.00%, 9/1/42	500,000	544,310
Santa Barbara County Water COP, 5.50%, 9/1/22 (Ambac)	3,005,000	3,046,469
Santa Cruz County Redevelopment Agency Tax Allocation Rev., Series 2009 A, (Live Oak/Soquel Community Improvement), 7.00%, 9/1/36	3,000,000	3,612,810
Santa Margarita Water District Special Tax Rev., Series 2011 B, (Community Facilities District No. 99-1), 5.875%, 9/1/38	650,000	673,277

17

	Principal Amount	Value
Santaluz Community Facilities District No. 2 Special Tax Rev., Series 2011 A, (Improvement Area No 1), 5.10%, 9/1/12, Partially Prerefunded at 103% of Par	$465,000	$499,884
Shasta Lake Public Finance Authority Rev., (Electrical Enterprise), 6.25%, 4/1/13, Prerefunded at 102% of Par(2)	7,755,000	8,184,937
Soledad Improvement Bond Act of 1915 District No. 2002-01 Special Assessment Rev., (Diamond Ridge), 6.75%, 9/2/33	2,160,000	2,195,035
Southern California Public Power Authority Rev., (Southern Transmission), 0.00%, 7/1/14 (NATL-RE-IBC)(4)	2,400,000	2,355,432
Southern California Public Power Authority Rev., (Southern Transmission), 0.00%, 7/1/15 (NATL-RE-IBC)(4)	1,250,000	1,209,187
Southern California Public Power Authority Rev., Series 2008 A, (Southern Transmission), 5.00%, 7/1/22	5,750,000	6,684,835
Stockton Community Facilities District Special Tax Rev., (Spanos Park West No. 2001-1), 6.375%, 9/1/12, Prerefunded at 102% of Par(2)	4,195,000	4,278,900
Sunnyvale Community Facilities District No. 1 Special Tax Rev., 7.75%, 8/1/32	6,500,000	6,507,085
Susanville Public Financing Authority Rev., Series 2010 B, (Utility Enterprises), 6.00%, 6/1/45	3,000,000	3,194,490
Tahoe-Truckee Unified School District GO, Series 1999 A, (Improvement District No. 2), 0.00%, 8/1/22 (NATL-RE/FGIC)(1)	2,690,000	1,834,553
Tahoe-Truckee Unified School District GO, Series 1999 A, (Improvement District No. 2), 0.00%, 8/1/23 (NATL-RE/FGIC)(1)	2,220,000	1,433,654
Tracy Community Facilities District No. 2006-1 Special Tax Rev., (NEI Phase II), 5.75%, 9/1/36	3,105,000	3,121,953
Tri-Dam Power Authority Rev., 4.00%, 5/1/16	2,165,000	2,293,579
Tri-Dam Power Authority Rev., 4.00%, 11/1/16	2,165,000	2,305,335
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.875%, 1/1/29	2,000,000	2,391,080
Turlock Public Financing Authority Tax Allocation Rev., 7.50%, 9/1/39	2,770,000	3,124,698
Tustin Community Facilities District No. 06-1 Special Tax Rev., Series 2007 A, (Tustin Legacy/Columbus Villages), 6.00%, 9/1/36	4,970,000	5,203,143
Tustin Community Facilities District No. 07-1 Special Tax Rev., (Tustin Legacy/Retail Center), 6.00%, 9/1/37	1,300,000	1,360,398
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 5.75%, 9/1/30	1,000,000	1,086,700
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.00%, 9/1/40	1,500,000	1,624,620
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 07-1), VRDN, 0.19%, 9/4/12 (LOC: Bank of America N.A.)	5,100,000	5,100,000
Twin Rivers Unified School District COP, (Facility Bridge Program), VRDN, 3.50%, 5/31/13 (AGM)	4,000,000	4,004,920
University of California Rev., Series 2012 G, (Limited Projects), 5.00%, 5/15/42	7,500,000	8,635,200
Upland Community Facilities District Special Tax Rev., (Improvement Area No. 1), 5.00%, 9/1/31	1,115,000	1,161,328
Val Verde Unified School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area A), 5.40%, 9/1/30	2,500,000	2,525,275

18

	Principal Amount	Value
Val Verde Unified School District Special Tax Rev., (Community Facilities District No. 1, Improvement Area A), 5.45%, 9/1/36	$2,600,000	$2,591,732
Ventura County Community College District GO, Series 2008 C, (Election of 2002), 5.50%, 8/1/33	1,600,000	1,904,880
Victorville Joint Powers Finance Authority Lease Rev., Series 2007 A, (Cogeneration Facility), VRDN, 2.75%, 9/6/12 (LOC: BNP Paribas)	6,570,000	6,570,000
West Sacramento Community Facilities District No. 20 Special Tax Rev., 5.30%, 9/1/35	1,740,000	1,748,317
West Stanislaus Irrigation District COP, Series 2012 A, 5.00%, 1/1/42	3,470,000	3,637,219
Yosemite Community College District GO, (Election of 2004), 0.00%, 8/1/16 (AGM)(1)	3,545,000	3,263,456
Yuba City Redevelopment Agency Tax Allocation Rev., 5.70%, 9/1/24	2,270,000	2,313,107
Yuba City Unified School District GO, 0.00%, 3/1/25 (NATL-RE/FGIC)(1)	1,500,000	827,055
		614,960,303
GUAM — 2.2%
Guam Government Business Privilege Tax Rev., Series 2011 A, 5.125%, 1/1/42	1,000,000	1,112,800
Guam Government Business Privilege Tax Rev., Series 2012 B1, 5.00%, 1/1/42	2,500,000	2,757,525
Guam Government GO, Series 2007 A, 5.25%, 11/15/37	3,105,000	3,157,723
Guam Government GO, Series 2009 A, 7.00%, 11/15/39	7,230,000	8,176,841
		15,204,889
PUERTO RICO — 4.6%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien) 5.25%, 7/1/24	$5,000,000	$5,342,150
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 6.00%, 7/1/47	5,000,000	5,475,800
Puerto Rico GO, Series 2006 A, (Public Improvement), 5.25%, 7/1/30	1,145,000	1,194,956
Puerto Rico GO, Series 2008 A, 6.00%, 7/1/38	2,500,000	2,721,750
Puerto Rico GO, Series 2009 B, (Public Improvement), 6.00%, 7/1/39	2,000,000	2,191,280
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.50%, 7/1/39	7,500,000	7,814,550
Puerto Rico Public Finance Corp. Rev., Series 2011 B, (Commonwealth Appropriation), 5.50%, 8/1/31 (SBBPA: Government Development Bank for Puerto Rico)	600,000	636,630
Puerto Rico Sales Tax Financing Corp. Rev., Series 2007 A, VRN, 1.23%, 11/1/12	10,000,000	5,701,200
		31,078,316
U.S. VIRGIN ISLANDS — 0.6%
Virgin Islands Public Finance Authority Rev., Series 2009 A, (Diageo Matching Fund Bonds), 6.75%, 10/1/37	2,000,000	2,365,760
Virgin Islands Public Finance Authority Rev., Series 2010 B, (Subordinated Lien), 5.25%, 10/1/29	1,500,000	1,629,975
		3,995,735
TOTAL INVESTMENT SECURITIES — 98.5% (Cost $624,480,903)		665,239,243
OTHER ASSETS AND LIABILITIES — 1.5%		9,997,619
TOTAL NET ASSETS — 100.0%		$675,236,862

19

Notes to Schedule of Investments

ABAG = Association of Bay Area Governments
AGM = Assured Guaranty Municipal Corporation
Ambac = American Municipal Bond Assurance Corporation
Ambac-TCRS = American Municipal Bond Assurance Corporation - Transferrable Custodial Receipts
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
LOC = Letter of Credit
NATL-RE = National Public Finance Guarantee Corporation - Reinsured
NATL-RE-IBC = National Public Finance Guarantee Corporation - Reinsured - Insured Bond Certificates
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA = XL Capital Ltd.
(1)
Convertible capital appreciation bond. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.
(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $3,960,844, which represented 0.6% of total net assets.

(4)	Security is a zero-coupon municipal bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

AUGUST 31, 2012
Assets
Investment securities, at value (cost of $624,480,903)	$665,239,243
Cash	352,221
Receivable for investments sold	357,700
Receivable for capital shares sold	730,156
Interest receivable	10,004,844
676,684,164

Liabilities
Payable for capital shares redeemed	816,380
Accrued management fees	276,732
Distribution and service fees payable	49,239
Dividends payable	304,951
1,447,302

Net Assets	$675,236,862

Net Assets Consist of:
Capital paid in	$671,362,920
Accumulated net investment loss	(2,193)
Accumulated net realized loss	(36,882,205)
Net unrealized appreciation	40,758,340
$675,236,862

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$506,399,257	49,992,688	$10.13
Institutional Class	$22,287,153	2,200,511	$10.13
A Class	$117,162,173	11,566,001	$10.13*
C Class	$29,388,279	2,900,892	$10.13
*Maximum offering price $10.61 (net asset value divided by 0.955).

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED AUGUST 31, 2012
Investment Income (Loss)
Income:
Interest	$28,933,706

Expenses:
Management fees	2,829,089
Distribution and service fees:
A Class	257,063
B Class	695
C Class	261,533
Trustees’ fees and expenses	35,841
Other expenses	206
3,384,427

Net investment income (loss)	25,549,279

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,476,475
Futures contract transactions	33,910
2,510,385

Change in net unrealized appreciation (depreciation) on:
Investments	39,457,223
Futures contracts	17,640
39,474,863

Net realized and unrealized gain (loss)	41,985,248

Net Increase (Decrease) in Net Assets Resulting from Operations	$67,534,527

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2012 AND AUGUST 31, 2011
Increase (Decrease) in Net Assets	August 31, 2012	August 31, 2011
Operations
Net investment income (loss)	$25,549,279	$25,488,058
Net realized gain (loss)	2,510,385	(7,934,856)
Change in net unrealized appreciation (depreciation)	39,474,863	(9,976,809)
Net increase (decrease) in net assets resulting from operations	67,534,527	7,576,393

Distributions to Shareholders
From net investment income:
Investor Class	(19,616,707)	(19,320,213)
Institutional Class	(593,034)	(413,005)
A Class	(4,420,914)	(4,626,144)
B Class	(2,781)	(29,339)
C Class	(929,639)	(1,036,820)
Decrease in net assets from distributions	(25,563,075)	(25,425,521)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	135,589,898	(39,890,836)

Net increase (decrease) in net assets	177,561,350	(57,739,964)

Net Assets
Beginning of period	497,675,512	555,415,476
End of period	$675,236,862	$497,675,512

Accumulated net investment loss	$(2,193)	—

See Notes to Financial Statements.

23

Notes to Financial Statements

AUGUST 31, 2012

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California High-Yield Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income that is exempt from federal and California income taxes. The fund pursues its objective by investing in municipal securities that are investment-grade securities, securities rated below investment grade, or unrated securities determined to be of similar quality.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

24

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1925% to 0.3100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended August 31, 2012 was 0.50% for the Investor Class, A Class and C Class and 0.30% for the Institutional Class.

25

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc., the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2012 were $407,888,087 and $275,156,541, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2012		Year ended August 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	15,316,795	$150,686,406	8,511,978	$79,214,553
Issued in reinvestment of distributions	1,554,528	15,284,626	1,577,617	14,566,298
Redeemed	(6,715,012)	(65,654,971)	(13,359,965)	(123,867,707)
	10,156,311	100,316,061	(3,270,370)	(30,086,856)
Institutional Class
Sold	1,267,450	12,656,322	1,331,279	12,513,170
Issued in reinvestment of distributions	60,937	593,034	45,139	412,959
Redeemed	(168,968)	(1,641,963)	(338,091)	(3,045,420)
	1,159,419	11,607,393	1,038,327	9,880,709
A Class
Sold	3,449,795	33,860,084	2,586,970	24,073,713
Issued in reinvestment of distributions	351,035	3,450,318	360,424	3,326,466
Redeemed	(1,705,337)	(16,712,440)	(4,480,944)	(41,206,399)
	2,095,493	20,597,962	(1,533,550)	(13,806,220)
B Class
Sold	—	—	63	589
Issued in reinvestment of distributions	144	1,370	2,275	21,041
Redeemed	(51,121)	(483,752)	(56,890)	(523,069)
	(50,977)	(482,382)	(54,552)	(501,439)
C Class
Sold	734,788	7,238,409	316,280	2,938,770
Issued in reinvestment of distributions	47,282	464,023	52,701	486,787
Redeemed	(425,205)	(4,151,568)	(951,568)	(8,802,587)
	356,865	3,550,864	(582,587)	(5,377,030)
Net increase (decrease)	13,717,111	$135,589,898	(4,402,732)	$(39,890,836)

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund purchased and sold interest rate risk derivative instruments though none were held at period end.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended August 31, 2012, the effect of interest rate risk derivative instruments on the Statement of Operations was $33,910 in net realized gain (loss) on futures contract transactions and $17,640 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The fund invests a portion of its assets in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

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9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Exempt income	$25,539,518	$25,425,521
Taxable ordinary income	$23,557	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$624,480,903
Gross tax appreciation of investments	$45,604,295
Gross tax depreciation of investments	(4,845,955)
Net tax appreciation (depreciation) of investments	$40,758,340
Other book-to-tax adjustments	$(217,734)
Net tax appreciation (depreciation)	$40,540,606
Undistributed tax-exempt income	—
Accumulated short-term capital losses	$(34,022,979)
Accumulated long-term capital losses	$(2,643,685)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2015	2016	2017	2018	2019	Unlimited (Short-Term)	Unlimited (Long-Term)
$(1,856,959)	$(59,454)	$(11,784,441)	$(12,885,340)	$(6,203,529)	$(1,233,256)	$(2,643,685)

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Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From Net Investment Income			Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations		Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$9.40	0.45(2)	0.73	1.18	(0.45)	$10.13	12.79%	0.50%	0.50%	4.55%	4.55%	48%	$506,399
2011	$9.69	0.47(2)	(0.29)	0.18	(0.47)	$9.40	2.07%	0.49%	0.51%	5.10%	5.08%	37%	$374,467
2010	$8.88	0.47(2)	0.81	1.28	(0.47)	$9.69	14.78%	0.49%	0.51%	5.08%	5.06%	17%	$417,503
2009	$9.50	0.48	(0.62)	(0.14)	(0.48)	$8.88	(1.16)%	0.52%	0.52%	5.56%	5.56%	26%	$373,313
2008	$9.90	0.48	(0.40)	0.08	(0.48)	$9.50	0.81%	0.52%	0.52%	4.91%	4.91%	31%	$455,741
Institutional Class
2012	$9.40	0.46(2)	0.74	1.20	(0.47)	$10.13	13.01%	0.30%	0.30%	4.75%	4.75%	48%	$22,287
2011	$9.69	0.49(2)	(0.29)	0.20	(0.49)	$9.40	2.27%	0.29%	0.31%	5.30%	5.28%	37%	$9,784
2010(3)	$9.28	0.25(2)	0.41	0.66	(0.25)	$9.69	7.16%	0.29%(4)	0.31%(4)	5.24%(4)	5.22%(4)	17%(5)	$27
A Class
2012	$9.40	0.42(2)	0.73	1.15	(0.42)	$10.13	12.51%	0.75%	0.75%	4.30%	4.30%	48%	$117,162
2011	$9.69	0.45(2)	(0.29)	0.16	(0.45)	$9.40	1.82%	0.74%	0.76%	4.85%	4.83%	37%	$89,028
2010	$8.88	0.45(2)	0.81	1.26	(0.45)	$9.69	14.50%	0.74%	0.76%	4.83%	4.81%	17%	$106,577
2009	$9.50	0.46	(0.62)	(0.16)	(0.46)	$8.88	(1.41)%	0.77%	0.77%	5.31%	5.31%	26%	$101,111
2008	$9.90	0.45	(0.40)	0.05	(0.45)	$9.50	0.55%	0.77%	0.77%	4.66%	4.66%	31%	$133,480

29

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From Net Investment Income			Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations		Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$9.40	0.35(2)	0.73	1.08	(0.35)	$10.13	11.67%	1.50%	1.50%	3.55%	3.55%	48%	$29,388
2011	$9.69	0.38(2)	(0.29)	0.09	(0.38)	$9.40	1.06%	1.49%	1.51%	4.10%	4.08%	37%	$23,917
2010	$8.88	0.38(2)	0.81	1.19	(0.38)	$9.69	13.64%	1.49%	1.51%	4.08%	4.06%	17%	$30,286
2009	$9.50	0.39	(0.62)	(0.23)	(0.39)	$8.88	(2.14)%	1.52%	1.52%	4.56%	4.56%	26%	$30,747
2008	$9.90	0.38	(0.40)	(0.02)	(0.38)	$9.50	(0.20)%	1.52%	1.52%	3.91%	3.91%	31%	$39,283

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)	Computed using average shares outstanding throughout the period.
(3)	March 1, 2010 (commencement of sale) through August 31, 2010.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.

See Notes to Financial Statements.

30

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California High-Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California High-Yield Municipal Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 19, 2012

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

32

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

33

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

35

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval

36

process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

37

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

38

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

39

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $25,759,346 as exempt interest dividends for the fiscal year ended August 31, 2012.

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century California Tax-Free and Municipal Funds

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76248   1210

ANNUAL REPORT       AUGUST 31, 2012

California Long-Term Tax-Free Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30
Management	31
Approval of Management Agreement	34
Additional Information	39

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Positive Fiscal-Year Returns for U.S. Stocks and Bonds

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with uncertainty still enveloping major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in emerging economies such as China, and about possible sovereign debt defaults in southern Europe.

These near-term uncertainties were reflected in relative asset returns for the 12 months ended August 31, 2012. Assets perceived to be relative “safe-haven” investments, such as long-term U.S. Treasury securities, rallied on “flight to quality” capital movements, while international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and other currencies.

Interestingly, both U.S. stocks and bonds enjoyed fiscal-year price gains. Weakening international economic conditions triggered another wave of stimulative monetary policy announcements around the globe. These announcements helped boost U.S. equities, along with bonds that tend to correlate with stocks, such as high-yield securities. Municipal bonds, particularly at the high-yield and long-maturity ends of the market, were among the top-performing U.S. bond sectors.

The global economic instability that triggered the latest round of stimulative monetary policies remains largely in place. In this uncertain environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Demand Drove Strong Muni Gains

For the 12-month period ended August 31, 2012, all sectors of the U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Municipal bonds (munis) were strong performers, outpacing Treasuries, mortgage-backed securities, and the broad bond market average.

Early in the period, a combination of reduced muni issuance (compared with 2010), value-oriented demand from investors, a Treasury market rally (which boosted most high-quality bonds), and relatively stable credit conditions (compared with what many pundits had projected) supported the muni market rally. Continued robust demand for munis helped promote strong returns throughout the first eight months of calendar 2012. In particular, investors’ search for yield led to better relative results from longer-term and lower-quality munis, which were among the leading performers in the fixed income market for the entire 12-month period. A wave of refinancing from municipalities taking advantage of low interest rates generally led to more subdued performance among intermediate-term muni maturities during the first eight months of 2012. Year-to-date refinancing activity totaled $111 billion through August 31, 2012, compared with $51 billion for the same period in 2011.

Market Resilient, Despite Isolated Bankruptcies

Late in the period, the California cities of Stockton, Mammoth Lakes, and San Bernardino filed for bankruptcy protection as part of their efforts to address relatively severe but isolated financial problems. We believe it’s important to put these events in context. Municipalities in general are experiencing financial stress caused by current economic conditions, but we believe most muni issuers remain resilient. State and local governments have cut spending and raised taxes to cover large budget shortfalls. The fiscal outlook for most state and local governments is stabilizing, but the stress likely will continue as long as the U.S. housing and employment markets remain depressed and the economy stays sluggish.

We continue to believe no states will default. Nevertheless, their credit ratings are likely to remain under downward pressure, underscoring the importance of our rigorous research and security-selection process.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2012
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Municipal High Yield Bond	15.40%	Aggregate Bond	5.78%
Long-Term Municipal Bond	14.52%	Treasury Bond	5.11%
California Tax-Exempt Bond	9.96%
Municipal Bond	8.78%
7 Year Municipal Bond	5.87%

3

Performance

Total Returns as of August 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCLTX	10.92%	5.85%	4.72%	6.74%	11/9/83
Barclays Municipal Bond Index	—	8.78%	6.24%	5.20%	7.49%(1)	—
Institutional Class	BCLIX	11.14%	—	—	7.82%	3/1/10
A Class No sales charge* With sales charge*	ALTAX	10.64% 5.62%	— —	— —	5.37% 4.40%	9/28/07
C Class	ALTCX	9.82%	—	—	4.59%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 10/31/83, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.48%	0.28%	0.73%	1.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Joseph Gotelli, Alan Kruss, and Steven M. Permut

Performance Summary

California Long-Term Tax-Free returned 10.92%* for the fiscal year ended August 31, 2012, its best fiscal-year return in more than 10 years. By comparison, the Barclays Municipal Bond Index returned 8.78%, while the average return of the California Municipal Debt Funds tracked by Lipper Inc. was 12.44%.** Portfolio returns and the Lipper average reflect operating expenses, while index returns do not. (See page 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive performance of municipal bond (muni) indices (see page 3). The fund’s outperformance relative to the broad municipal bond market was primarily due to security selection and a preference for revenue bonds versus general obligation bonds. The fund’s lagging performance relative to the Lipper peer group average was due to the fund’s higher-quality bias, reflecting our policy of taking measured credit risk. Lower-quality munis outperformed during the 12-month period.

Credit Environment

Overall, state and local revenue growth remained inconsistent on flat-to-declining property tax revenues and modest economic growth. Most states, including California, are now spending less, after facing steep budgetary challenges that prompted significant spending cuts to address shortfalls totaling $54 billion nationwide for fiscal 2013.

Although muni credit-rating downgrades continued to outpace upgrades, the margin between the two continued to grow smaller. Furthermore, the muni market has seen its default rate decline in each of the last four calendar years. Although we do not expect any states to actually default, we believe select state credit ratings are likely to remain under downward pressure. We also believe more downgrades and defaults may occur at the local level.

The financial stresses at the local level were highlighted when, in the space of a few weeks at the end of June and in early July, three California cities—Stockton, Mammoth Lakes, and San Bernardino—announced their intent to file for bankruptcy protection. The financial difficulties in Stockton and San Bernardino stem from long-term structural problems with their budgets, while Mammoth Lakes’ troubles are due to a large, unfavorable legal judgment. These bankruptcies are also the result of measures the state of California has taken recently to address the state’s fiscal pressures. By eliminating certain local funding programs and cutting spending, the state essentially forced local municipalities to deal with their specific financial problems with less state assistance.

*	All fund returns referenced in this commentary are for Investor Class shares.

**
The average returns for Lipper California Municipal Debt Funds category were 5.42% and 4.52% for the five- and 10-year periods ended August 31, 2012, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2012 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

6

We believe these incidents do not suggest a widespread outbreak of systemic muni bankruptcies and defaults in California or nationwide. They represent small, isolated ripples that made bigger waves in the media than they did in terms of overall municipal credit quality. Most local governments we have reviewed remain in good financial condition despite the weak economy.

Portfolio Positioning

The fund’s continued emphasis on revenue bonds over general obligation bonds helped performance relative to the benchmark during the period. In particular, we favored essential service (such as those that finance water and sewer projects) revenue bonds, along with transportation, and sales-tax-secured bonds. These securities generally outpaced general obligation bonds during the fund’s fiscal year.

Security selection among lower-quality munis (those with credit ratings of BBB), which outperformed higher-quality munis during the period, also boosted the portfolio’s performance relative to the benchmark. In particular, selections within the higher education, industrial development revenue/pollution control revenue (IDR/PCR), and hospital sectors contributed favorably to the portfolio’s results.

We also implemented a “ratio trade” at two key points during the fiscal year. A ratio trade is a position designed to benefit when the yield ratio between comparable-maturity muni and Treasury yields declines after a period of increases, usually to levels above 100%. The goal of the strategy is to capture gains as the ratio declines to more typical levels below 100%.

For example, early in the fiscal year, the yield ratio between 10-year AAA munis and 10-year Treasuries was much wider than historical averages. This yield gap gradually narrowed into the first quarter of 2012, and we exited the position. Similarly, in the second quarter of 2012, we took advantage of the ratio widening several percentage points. We exited this position in August, as the ratio once again tightened toward the historical average.

Outlook

We believe the sluggish economy will continue to pose challenges for California, but the muni default rate should remain low. In this environment, we believe our fundamental credit research and risk management capabilities will continue to drive results. We expect to maintain our current positioning, favoring revenue bonds, including transportation bonds and leased-backed debt issued by the state and select California counties and cities.

7

Fund Characteristics

AUGUST 31, 2012
Portfolio at a Glance
Weighted Average Maturity	14.9 years
Average Duration (Modified)	5.3 years

30-Day SEC Yields
Investor Class	2.09%
Institutional Class	2.30%
A Class	1.76%
C Class	1.11%
Investor Class 30-Day Tax-Equivalent Yields*
31.98% Tax Bracket	3.07%
34.70% Tax Bracket	3.20%
39.23% Tax Bracket	3.44%
41.05% Tax Bracket	3.55%
* The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors	% of fund investments
General Obligation (GO)	21%
Electric Revenue	12%
Transportation Revenue	12%
Hospital Revenue	12%
Certificate of Participation (COPs)/Leases	12%

Types of Investments in Portfolio	% of net assets
Municipal Securities	98.7%
Other Assets and Liabilities	1.3%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2012 to August 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee.  If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During Period(1) 3/1/12 – 8/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,034.90	$2.40	0.47%
Institutional Class	$1,000	$1,035.90	$1.38	0.27%
A Class	$1,000	$1,033.60	$3.68	0.72%
C Class	$1,000	$1,029.70	$7.50	1.47%
Hypothetical
Investor Class	$1,000	$1,022.77	$2.39	0.47%
Institutional Class	$1,000	$1,023.78	$1.37	0.27%
A Class	$1,000	$1,021.52	$3.66	0.72%
C Class	$1,000	$1,017.75	$7.46	1.47%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

AUGUST 31, 2012

	Principal Amount	Value
Municipal Securities — 98.7%
CALIFORNIA — 96.2%
ABAG Finance Authority for Nonprofit Corps. Rev., (Sharp HealthCare), 6.25%, 8/1/39	$1,200,000	$1,428,312
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2011 A, (Sharp HealthCare), 6.00%, 8/1/30	1,000,000	1,230,960
Adelanto Public Utility Authority Rev., Series 2009 A, (Utility System), 6.25%, 7/1/26	500,000	552,805
Alameda Corridor Transportation Authority Rev., Series 1999 A, 0.00%, 10/1/35 (NATL-RE)(1)	3,750,000	1,119,787
Anaheim Public Financing Authority Rev., (Electric System Distribution), 5.25%, 10/1/39	2,500,000	2,829,725
Anaheim Public Financing Authority Rev., Series 2011 A, (Electric System Distribution Facilities), 5.375%, 10/1/36	300,000	352,935
Bay Area Toll Authority Toll Bridge Rev., Series 2006 F, (San Francisco Bay Area), 5.00%, 4/1/31	3,000,000	3,366,390
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/34	1,500,000	1,703,295
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/39	2,135,000	2,406,166
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.25%, 4/1/27	2,500,000	3,016,450
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.00%, 4/1/34	1,500,000	1,692,780
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-2, (San Francisco Bay Area), 5.00%, 10/1/42	4,000,000	4,432,520
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16	1,450,000	1,682,058
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/21	$2,500,000	$2,995,400
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/15	2,000,000	2,240,260
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/18	2,000,000	2,438,280
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/21	1,425,000	1,763,038
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/22	1,275,000	1,563,775
California Department of Water Resources Power Supply Rev., Series 2010 M, 4.00%, 5/1/15	3,000,000	3,280,980
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/15	1,525,000	1,708,198
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/20	5,000,000	6,245,600
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/21	4,000,000	5,063,880
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/16	1,700,000	1,975,298
California Economic Recovery GO, Series 2009 B, VRDN, 5.00%, 7/1/14	3,000,000	3,245,760
California Educational Facilities Authority Rev., (Harvey Mudd College), 5.25%, 12/1/41	2,000,000	2,265,140
California Educational Facilities Authority Rev., (Santa Clara University), 5.625%, 4/1/37	5,000,000	5,707,250
California Educational Facilities Authority Rev., (University of Pacific), 5.25%, 5/1/34	2,000,000	2,075,080

11

	Principal Amount	Value
California Educational Facilities Authority Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39	$3,953,000	$4,530,454
California Educational Facilities Authority Rev., Series 2010 B, (Loyola Marymount University), VRN, 0.97%, 9/6/12	2,590,000	2,592,745
California GO, 4.00%, 10/1/14	1,750,000	1,876,402
California GO, 5.00%, 9/1/15	4,560,000	5,145,185
California GO, 5.00%, 9/1/19	1,530,000	1,857,604
California GO, 5.00%, 6/1/32	1,500,000	1,636,260
California GO, 5.25%, 9/1/32	2,000,000	2,300,700
California GO, 5.00%, 11/1/32	1,500,000	1,638,180
California GO, 6.50%, 4/1/33	5,000,000	6,239,650
California GO, 5.00%, 4/1/38	2,500,000	2,678,800
California GO, 6.00%, 4/1/38	2,500,000	2,949,050
California GO, 6.00%, 11/1/39	5,000,000	5,965,950
California GO, 5.50%, 3/1/40	3,000,000	3,442,860
California GO, 5.00%, 10/1/41	2,000,000	2,198,160
California GO, Series 2004 A5, (Kindergarten), VRDN, 0.17%, 9/4/12 (LOC: Citibank N.A. and California State Teacher’s Retirement System)	6,700,000	6,700,000
California GO, Series 2012 B, VRN, 1.07%, 9/6/12	2,000,000	2,003,860
California GO, Series 2012 B, VRN, 1.17%, 9/6/12	800,000	801,744
California GO, Series 2012 B, VRN, 1.32%, 9/6/12	960,000	962,314
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/19	740,000	890,294
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/21	1,000,000	1,198,940
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/39	1,500,000	1,631,550
California Health Facilities Financing Authority Rev., Series 1993 C, (St. Francis Memorial Hospital), 5.875%, 11/1/23(2)	2,000,000	2,816,120
California Health Facilities Financing Authority Rev., Series 2007 A, (Sutter Health), 5.25%, 11/15/46	1,500,000	1,589,760
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	$1,000,000	$1,016,970
California Health Facilities Financing Authority Rev., Series 2008 B, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,470,000	1,494,946
California Health Facilities Financing Authority Rev., Series 2008 C, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,000,000	1,016,970
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/33	1,000,000	1,206,540
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 6.00%, 7/1/39	3,400,000	4,015,434
California Health Facilities Financing Authority Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.50%, 11/1/38	5,000,000	6,068,600
California Health Facilities Financing Authority Rev., Series 2009 A, (St. Joseph Health System), 5.75%, 7/1/39	1,000,000	1,154,360
California Health Facilities Financing Authority Rev., Series 2009 B, (Providence Health & Services), 5.50%, 10/1/39	1,000,000	1,141,650
California Health Facilities Financing Authority Rev., Series 2011 B, (Sutter Health), 6.00%, 8/15/42	1,500,000	1,800,495
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.25%, 8/15/31	1,850,000	2,123,837
California Health Facilities Financing Authority Rev., Series 2012 A, (Children’s Hospital of Los Angeles), 5.00%, 11/15/34	375,000	401,115
California Health Facilities Financing Authority Rev., Series 2012 A, (Lucile Salter Packard Children’s Hospital), 5.00%, 8/15/51	3,000,000	3,255,870

12

	Principal Amount	Value
California Health Facilities Financing Authority Rev., Series 2012 A, (Stanford Hospital & Clinics), 5.00%, 8/15/51	$1,250,000	$1,377,162
California Health Facilities Financing Authority Rev., Series 2012 B, (Children’s Hospital of Los Angeles), VRDN, 1.97%, 9/6/12	1,210,000	1,210,218
California Infrastructure & Economic Development Bank Rev., (SRI International), 5.00%, 9/1/28	2,325,000	2,599,443
California Infrastructure & Economic Development Bank Rev., Series 2011 A, (J. David Gladstone Institutes), 5.00%, 10/1/19	1,500,000	1,725,210
California Infrastructure & Economic Development Bank Rev., Series 2011 A, (J. David Gladstone Institutes), 5.00%, 10/1/20	1,625,000	1,860,089
California Infrastructure & Economic Development Bank Rev., Series 2012 A1, (J. Paul Getty Trust), 4.00%, 10/1/15	325,000	361,452
California Infrastructure & Economic Development Bank Rev., Series 2012 A1, (J. Paul Getty Trust), 5.00%, 10/1/17	360,000	438,520
California Infrastructure & Economic Development Bank Rev., Series 2012 B1, (J. Paul Getty Trust), VRDN, 0.47%, 9/6/12	5,000,000	5,000,000
California Municipal Finance Authority Rev., (Emerson College), 6.00%, 1/1/42	2,000,000	2,364,480
California Municipal Finance Authority Rev., Series 2010 A, (University of La Verne), 6.25%, 6/1/40	1,000,000	1,124,490
California Municipal Finance Authority Rev., Series 2011 B, (Azusa Pacific University), 8.00%, 4/1/41	665,000	791,037
California Public Works Board Lease Rev., Series 1993 A, (Department of Corrections), 5.00%, 12/1/19 (Ambac)	4,000,000	4,432,920
California Public Works Board Lease Rev., Series 2009 G1, (Various Capital Projects), 5.75%, 10/1/30	2,000,000	2,359,060
California Public Works Board Lease Rev., Series 2009 H, (Department of Correction and Rehabilitation), 5.75%, 11/1/29	1,685,000	1,999,050
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.25%, 12/1/26	1,000,000	1,156,460
California Public Works Board Lease Rev., Series 2011 G, (University of California), 5.00%, 12/1/28	2,000,000	2,350,060
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	1,700,000	1,955,340
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	1,865,000	2,025,334
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.25%, 11/1/30	1,250,000	1,423,675
California Statewide Communities Development Authority Rev., (Proposition 1A Receivables), 5.00%, 6/15/13	3,600,000	3,732,444
California Statewide Communities Development Authority Rev., Series 2001 C, (Kaiser Permanente), 5.25%, 8/1/31	3,000,000	3,359,010
California Statewide Communities Development Authority Rev., Series 2005 A, (Thomas Jefferson School of Law), 4.875%, 10/1/15, Prerefunded at 100% of Par(2)	900,000	990,207
California Statewide Communities Development Authority Rev., Series 2006 B, (Kaiser Permanente), 5.00%, 3/1/41	1,000,000	1,055,250
California Statewide Communities Development Authority Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/13	3,010,000	3,092,745
California Statewide Communities Development Authority Rev., Series 2012 A, (Kaiser Permanente), 5.00%, 4/1/42	1,700,000	1,857,522

13

	Principal Amount	Value
California University Systemwide Rev., Series 2009 A, 5.25%, 11/1/34	$2,230,000	$2,528,887
Capistrano Unified School District Special Tax Rev., (Community Facilities District No. 88-1), 6.50%, 9/1/14 (AGM)	2,570,000	2,637,000
City of Irvine Improvement Bond Act of 1915 Rev., (Assessment District No. 12-1), 4.00%, 9/2/17	365,000	403,325
City of Irvine Improvement Bond Act of 1915 Rev., (Assessment District No. 12-1), 4.00%, 9/2/18	375,000	413,827
City of Irvine Improvement Bond Act of 1915 Rev., (Assessment District No. 12-1), 4.00%, 9/2/19	600,000	656,598
Coalinga Public Financing Authority Local Obligation Rev., Series 1998 A, (Senior Lien), 6.375%, 9/15/21 (Ambac)	1,320,000	1,652,336
Contra Costa Water District Rev., Series 1992 E, 6.25%, 10/1/12 (Ambac)	425,000	427,104
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 4.00%, 7/1/14	400,000	427,000
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 5.00%, 7/1/15	400,000	451,120
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 4.00%, 7/1/16	400,000	452,192
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.80%, 1/15/20(1)	1,000,000	1,045,060
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.85%, 1/15/23(1)	1,750,000	1,823,272
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 0.00%, 1/15/24(1)	2,000,000	1,020,120
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 0.00%, 1/15/25(1)	7,000,000	3,361,050
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.875%, 1/15/27(1)	1,500,000	1,559,610
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 0.00%, 1/15/32(1)	5,000,000	1,570,050
Fresno Sewer Rev., Series 1993 A1, 6.25%, 9/1/14 (Ambac)	605,000	633,157
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2005 A, 0.00%, 6/1/25 (AGM)(1)	1,000,000	577,210
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2005 A, 5.00%, 6/1/38 (FGIC)	1,000,000	1,021,940
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2005 A, 5.00%, 6/1/45	3,000,000	3,062,700
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 4.50%, 6/1/27	550,000	475,926
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.00%, 6/1/33	1,000,000	820,000
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 6.25%, 6/1/33	805,000	839,881
Grossmont Healthcare District GO, Series 2011 B, (Election of 2006), 6.00%, 7/15/34	1,000,000	1,229,940
Kern High School District GO, 7.15%, 8/1/14 (NATL-RE)(2)	1,815,000	2,052,983
Kern High School District GO, Series 1992 C, (Election of 1990), 6.25%, 8/1/13 (NATL-RE)(2)	1,340,000	1,414,357
Los Alamitos Unified School District COP, (Capital Projects), 0.00%, 8/1/42(1)	1,100,000	651,123
Los Angeles Community College District GO, Series 2007 A, (Election of 2001), 5.00%, 8/1/32 (NATL-RE/FGIC)	1,425,000	1,610,592
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/22	1,000,000	1,193,350
Los Angeles County COP, (Disney Concert Hall), 5.00%, 9/1/22	500,000	598,645

14

	Principal Amount	Value
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.25%, 5/15/21	$2,120,000	$2,481,842
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	2,000,000	2,247,660
Los Angeles Department of Airports Rev., Series 2010 B, (Los Angeles International Airport), 5.00%, 5/15/40	2,000,000	2,227,420
Los Angeles Department of Water & Power Rev., Series 2008 A1, (Power System), 5.25%, 7/1/38	4,000,000	4,673,880
Los Angeles Department of Water & Power Waterworks Rev., Series 2009 B, 5.00%, 7/1/20	3,000,000	3,692,610
Los Angeles Department of Water & Power Waterworks Rev., Series 2011 A, (Power System), 5.00%, 7/1/19	1,000,000	1,240,050
Los Angeles Department of Water & Power Waterworks Rev., Series 2012 B, 5.00%, 7/1/43	570,000	660,379
Los Angeles Harbor Department Rev., Series 2009 A, 5.00%, 8/1/27	500,000	579,245
Los Angeles Harbor Department Rev., Series 2011 B, 5.00%, 8/1/24	525,000	640,663
Los Angeles Municipal Improvement Corp. Lease Rev., Series 2012 B, 5.00%, 3/1/42	1,000,000	1,090,360
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/29	250,000	280,155
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/30	3,000,000	3,356,460
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/30 (FGIC)	2,000,000	2,191,220
Los Angeles Unified School District GO, Series 2007 H, (Election of 2004), 5.00%, 7/1/32 (AGM)	1,020,000	1,146,460
Los Angeles Unified School District GO, Series 2009 I, (Election of 2004), 5.00%, 7/1/29	2,000,000	2,296,640
Los Angeles Unified School District GO, Series 2010 KRY, 5.25%, 7/1/26	1,000,000	1,201,590
Los Angeles Unified School District GO, Series 2011 A1, 4.00%, 7/1/17	1,000,000	1,148,330
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/18	1,280,000	1,553,626
Manhattan Beach Unified School District GO, Series 2009 A, (Election of 2008), 0.00%, 9/1/29(1)	5,905,000	2,959,468
Metropolitan Water District of Southern California Rev., 5.75%, 8/10/18	3,000,000	3,569,550
Metropolitan Water District of Southern California Rev., Series 2009 C, 5.00%, 7/1/35	1,150,000	1,308,999
Metropolitan Water District of Southern California Rev., Series 2011 A2, VRDN, 0.32%, 9/6/12	1,500,000	1,501,335
Metropolitan Water District of Southern California Rev., Series 2011 A4, VRDN, 0.32%, 9/6/12	1,480,000	1,481,317
Metropolitan Water District of Southern California Rev., Series 2012 B2, VRDN, 0.52%, 9/6/12	5,895,000	5,894,823
Modesto Irrigation District COP, Series 2009 A, 5.75%, 10/1/34	2,500,000	2,836,750
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/31	650,000	705,094
New Haven Unified School District GO, 12.00%, 8/1/18 (AGM)	880,000	1,410,332
Newport Beach Rev., Series 2011 A, (Hoag Memorial Hospital Presbyterian), 6.00%, 12/1/40	1,000,000	1,230,260
Northern California Power Agency Rev., Series 2010 A, 4.00%, 7/1/14	1,000,000	1,063,600
Oakland Redevelopment Agency Tax Allocation Rev., (Central District), 5.50%, 2/1/14 (Ambac)	2,205,000	2,273,090

15

	Principal Amount	Value
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.50%, 8/1/32	$1,000,000	$1,116,990
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/16	1,000,000	1,126,720
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/17	2,000,000	2,300,080
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/18	2,320,000	2,698,090
Palomar Pomerado Health Care District COP, 6.75%, 11/1/39	1,000,000	1,125,050
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	750,000	804,660
Palomar Pomerado Health GO, Series 2009 A, (Election of 2004), 0.00%, 8/1/38 (AGC)(1)	1,670,000	1,422,857
Palos Verdes Peninsula Unified School District GO, Series 2009 R, (Election of 2005), 0.00%, 8/1/33(3)	2,600,000	1,068,912
Pasadena COP, (Old Pasadena Parking Facility), 6.25%, 1/1/18	1,500,000	1,693,335
Pomona Unified School District GO, Series 2000 A, 6.55%, 8/1/29 (NATL-RE)	1,000,000	1,361,290
Pomona Unified School District GO, Series 2001 A, 6.15%, 8/1/30 (NATL-RE)	855,000	1,031,694
Porterville Public Financing Authority Sewer Rev., 5.625%, 10/1/36	1,500,000	1,794,525
Poway Unified School District Rev., (School Facilities Improvement), 0.00%, 8/1/41(1)	2,110,000	491,166
Poway Unified School District Public Financing Authority Rev., 7.875%, 9/15/39	1,060,000	1,231,762
Rancho Santa Fe Community Services District Financing Authority Special Tax Rev., Series 2011 A, (Superior Lien), 5.50%, 9/1/25	1,000,000	1,122,890
Rancho Santa Fe Community Services District Financing Authority Special Tax Rev., Series 2011 A, (Superior Lien), 5.50%, 9/1/26	1,000,000	1,114,040
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.50%, 10/1/40	625,000	693,694
Riverside Public Financing Authority Lease Rev., Series 2012 A, 5.00%, 11/1/17	860,000	990,041
Riverside Public Financing Authority Lease Rev., Series 2012 A, 5.00%, 11/1/18	1,475,000	1,709,687
Riverside Public Financing Authority Lease Rev., Series 2012 A, 4.00%, 11/1/33	2,000,000	1,970,400
Sacramento County Airport System Rev., Series 2009 D, (Grant Revenue Bonds), 5.625%, 7/1/29	1,000,000	1,140,620
Sacramento County Sanitation Districts Financing Authority Rev., Series 2007 B, VRN, 0.84%, 9/1/12 (NATL-RE/FGIC)	1,500,000	1,110,555
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/31	625,000	732,181
Sacramento Municipal Utility District Electric Rev., Series 2012 Y, 5.00%, 8/15/33	1,000,000	1,161,200
Saddleback Valley Unified School District Public Financing Authority Special Tax Rev., Series 1997 A, 6.00%, 9/1/16 (AGM)	1,000,000	1,176,120
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/33	1,800,000	2,158,650
San Bernardino Community College District GO, Series 2009 B, (Election of 2008), 0.00%, 8/1/34(1)	7,400,000	5,990,966
San Buenaventura Rev., (Community Memorial Health System), 7.50%, 12/1/41	1,350,000	1,639,845
San Diego County COP Linked Security, ARC, YCC, 5.625%, 9/1/12 (Ambac)	1,400,000	1,400,000
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/40	3,000,000	3,276,840

16

	Principal Amount	Value
San Diego County Water Authority Rev., Series 2011 S1, (Subordinate Lien) 5.00%, 7/1/16	$1,665,000	$1,935,895
San Diego Public Facilities Financing Authority Sewer Rev., Series 2009 A, 5.25%, 5/15/34	2,000,000	2,303,540
San Diego Unified School District GO, Series 2010 C, 0.00%, 7/1/44(1)	2,880,000	571,594
San Diego Unified School District GO, Series 2012 E, 0.00%, 7/1/42(1)	5,000,000	1,977,050
San Francisco City and County Airports Commission Rev., Series 2009 D, (San Francisco International Airport), VRDN, 2.25%, 12/4/12	1,500,000	1,507,125
San Francisco City and County Airports Commission Rev., Series 2009 E, (San Francisco International Airport), 5.25%, 5/1/23	3,000,000	3,599,820
San Francisco City and County Airports Commission Rev., Series 2010 F, (San Francisco International Airport), 5.00%, 5/1/40	2,150,000	2,371,966
San Francisco City and County Airports Commission Rev., Series 2011 D, (San Francisco International Airport), 5.00%, 5/1/24	1,790,000	2,141,628
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/29	1,170,000	1,312,904
San Francisco City and County COP, Series 2011 B, 4.00%, 9/1/14	1,100,000	1,177,165
San Francisco City and County Public Utilities Commission Rev., Series 2011 A, 5.00%, 11/1/41	1,000,000	1,140,700
San Francisco City and County Redevelopment Financial Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 6.625%, 8/1/27	500,000	570,725
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.875%, 9/1/32	685,000	751,500
San Mateo County Joint Powers Financing Authority Lease Rev., (Capital Projects Program), 6.00%, 7/1/19 (NATL-RE)	2,000,000	2,514,340
San Mateo Union High School District GO, 0.00%, 2/15/15(1)	2,665,000	2,616,204
Santa Clara County Financing Authority Lease Rev., Series 2012 A, (Capital Projects), 5.00%, 2/1/18	2,390,000	2,828,111
Santa Clara Electric Rev., Series 2011 A, 5.00%, 7/1/30	500,000	571,030
Santa Margarita-Dana Point Authority Rev., Series 1994 B, (Improvement Districts 3, 3A, 4, 4A), 7.25%, 8/1/14 (NATL-RE)	2,000,000	2,195,960
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.00%, 7/1/42	400,000	443,468
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.875%, 7/1/42	400,000	472,128
Santa Paula Utility Authority Water Rev., 5.25%, 2/1/40	2,500,000	2,779,225
South Placer Wastewater Authority Rev., Series 2011 D, VRDN, 1.00%, 9/6/12	2,060,000	2,061,586
Southern California Public Power Authority Rev., (Multiple Projects), 6.75%, 7/1/13 (AGM-CR)	3,730,000	3,930,376
Susanville Public Financing Authority Rev., Series 2010 B, (Utility Enterprises), 6.00%, 6/1/45	1,000,000	1,064,830
Taft Public Financing Authority Lease Rev., Series 1997 A, (Community Correctional Facility Acquisition), 6.05%, 1/1/17	1,715,000	1,720,745
Tobacco Securitization Authority of Southern California Settlement Rev., Series 2006 A1, 5.00%, 6/1/37	1,000,000	815,990
Tri-Dam Power Authority Rev., 4.00%, 5/1/13	1,190,000	1,207,445
Tri-Dam Power Authority Rev., 4.00%, 11/1/13	1,210,000	1,239,790
Tri-Dam Power Authority Rev., 4.00%, 5/1/14	1,235,000	1,276,953

17

	Principal Amount	Value
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.625%, 1/1/29	$1,200,000	$1,403,784
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/18	465,000	488,534
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 06-1), 6.00%, 9/1/40	2,000,000	2,166,160
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 07-1), VRDN, 0.19%, 9/4/12 (LOC: Bank of America N.A.)	3,500,000	3,500,000
Twin Rivers Unified School District COP, (Facility Bridge Program), VRDN, 3.50%, 5/31/13 (AGM)	5,500,000	5,506,765
University of California Rev., Series 2005 B, 5.00%, 5/15/13, Prerefunded at 101% of Par (AGM)(2)	2,000,000	2,087,760
University of California Rev., Series 2007 D, 5.00%, 5/15/32 (NATL-RE/FGIC)	1,545,000	1,744,027
Ventura County Community College District GO, Series 2008 C, (Election of 2002), 5.50%, 8/1/33	3,000,000	3,571,650
Walnut Energy Center Authority Rev., Series 2010 A, 5.00%, 1/1/40	1,600,000	1,741,552
West Contra Costa Unified School District GO, 5.00%, 8/1/32	1,750,000	1,976,905
Yosemite Community College District GO, Series 2010 D, (Election of 2004), 0.00%, 8/1/38(1)	3,000,000	791,280
		423,653,302
GUAM — 0.7%
Guam Government GO, Series 2009 A, 6.75%, 11/15/29	900,000	1,011,996
Guam Power Authority Rev., Series 2010 A, 5.50%, 10/1/40	2,150,000	2,250,491
		3,262,487
PUERTO RICO — 0.9%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/17	1,910,000	2,099,185
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	665,000	724,917
Puerto Rico Sales Tax Financing Corp. Rev., Series 2007 A, 0.00%, 8/1/45 (NATL-RE)(1)	5,000,000	806,050
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 A1, 0.00%, 8/1/41(1)	1,145,000	219,474
		3,849,626
U.S. VIRGIN ISLANDS — 0.9%
Virgin Islands Public Finance Authority Rev., Series 2009 B, (Senior Lien), 5.00%, 10/1/17	3,480,000	3,889,283
TOTAL INVESTMENT SECURITIES — 98.7% (Cost $397,412,233)		434,654,698
OTHER ASSETS AND LIABILITIES — 1.3%		5,623,239
TOTAL NET ASSETS — 100.0%		$440,277,937

18

Notes to Schedule of Investments

ABAG = Association of Bay Area Governments
AGC = Assured Guaranty Corporation
AGM = Assured Guaranty Municipal Corporation
AGM-CR = Assured Guaranty Municipal Corporation – Custodian Receipts
Ambac = American Municipal Bond Assurance Corporation
ARC = Auction Rate Certificate
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
LOC = Letter of Credit
NATL-RE = National Public Finance Guarantee Corporation - Reinsured
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
YCC = Yield Curve Certificate
(1)
Convertible capital appreciation bond. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.
(3)	Security is a zero-coupon municipal bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

19

Statement of Assets and Liabilities

AUGUST 31, 2012
Assets
Investment securities, at value (cost of $397,412,233)	$434,654,698
Cash	70,007
Receivable for investments sold	1,570,300
Receivable for capital shares sold	36,595
Interest receivable	4,821,426
441,153,026

Liabilities
Payable for capital shares redeemed	447,128
Accrued management fees	173,663
Distribution and service fees payable	13,016
Dividends payable	241,282
875,089

Net Assets	$440,277,937

Net Assets Consist of:
Capital paid in	$407,281,363
Accumulated net investment loss	(862)
Accumulated net realized loss	(4,245,029)
Net unrealized appreciation	37,242,465
$440,277,937

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$412,712,684	35,272,275	$11.70
Institutional Class	$30,204	2,581	$11.70
A Class	$16,213,658	1,385,766	$11.70*
C Class	$11,321,391	967,428	$11.70
*Maximum offering price $12.25 (net asset value divided by 0.955).

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED AUGUST 31, 2012
Investment Income (Loss)
Income:
Interest	$17,364,233

Expenses:
Management fees	1,974,640
Distribution and service fees:
A Class	32,971
B Class	16
C Class	92,375
Trustees’ fees and expenses	22,483
Other expenses	299
2,122,784

Net investment income (loss)	15,241,449

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	9,944,454
Futures contract transactions	(372,134)
9,572,320

Change in net unrealized appreciation (depreciation) on:
Investments	18,553,817
Futures contracts	418
18,554,235

Net realized and unrealized gain (loss)	28,126,555

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,368,004

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2012 AND AUGUST 31, 2011
Increase (Decrease) in Net Assets	August 31, 2012	August 31, 2011
Operations
Net investment income (loss)	$15,241,449	$17,648,259
Net realized gain (loss)	9,572,320	(935,616)
Change in net unrealized appreciation (depreciation)	18,554,235	(11,811,748)
Net increase (decrease) in net assets resulting from operations	43,368,004	4,900,895

Distributions to Shareholders
From net investment income:
Investor Class	(14,584,516)	(16,786,465)
Institutional Class	(1,107)	(1,178)
A Class	(445,453)	(478,512)
B Class	(50)	(1,184)
C Class	(241,707)	(271,308)
Decrease in net assets from distributions	(15,272,833)	(17,538,647)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	14,376,961	(41,468,463)

Net increase (decrease) in net assets	42,472,132	(54,106,215)

Net Assets
Beginning of period	397,805,805	451,912,020
End of period	$440,277,937	$397,805,805

Accumulated undistributed net investment income (loss)	$(862)	$255

See Notes to Financial Statements.

22

Notes to Financial Statements

AUGUST 31, 2012

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Long-Term Tax-Free Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes. The fund pursues its objectives by investing primarily in long-term investment-grade municipal obligations.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On September 21, 2011, there were no outstanding B Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

23

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended August 31, 2012 was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class.

24

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc., the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2012 were $338,142,073 and $319,911,820, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2012		Year ended August 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	2,812,874	$31,937,264	2,473,494	$26,603,949
Issued in reinvestment of distributions	928,665	10,558,264	1,105,685	11,796,070
Redeemed	(3,160,175)	(35,989,061)	(6,929,408)	(73,088,293)
	581,364	6,506,467	(3,350,229)	(34,688,274)
Institutional Class
Issued in reinvestment of distributions	98	1,107	111	1,178

A Class
Sold	472,478	5,394,968	464,347	5,006,889
Issued in reinvestment of distributions	36,021	410,317	37,754	403,591
Redeemed	(132,097)	(1,503,271)	(847,487)	(9,030,193)
	376,402	4,302,014	(345,386)	(3,619,713)
B Class
Sold	—	—	1,231	13,716
Issued in reinvestment of distributions	—	—	109	1,157
Redeemed	(2,596)	(28,631)	(1,254)	(13,410)
	(2,596)	(28,631)	86	1,463
C Class
Sold	393,709	4,476,524	112,923	1,197,159
Issued in reinvestment of distributions	7,029	79,960	8,212	87,793
Redeemed	(83,950)	(960,480)	(420,563)	(4,448,069)
	316,788	3,596,004	(299,428)	(3,163,117)
Net increase (decrease)	1,272,056	$14,376,961	(3,994,846)	$(41,468,463)

25

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund purchased and sold interest rate risk derivative instruments though none were held at period end.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended August 31, 2012, the effect of interest rate risk derivative instruments on the Statement of Operations was $(372,134) in net realized gain (loss) on futures contract transactions and $418 in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

26

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Exempt income	$15,188,387	$17,538,647
Taxable ordinary income	$84,446	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$397,412,233
Gross tax appreciation of investments	$37,341,047
Gross tax depreciation of investments	(98,582)
Net tax appreciation (depreciation) of investments	$37,242,465
Other book-to-tax adjustments	$(51,507)
Net tax appreciation (depreciation)	$37,190,958
Undistributed tax-exempt income	—
Accumulated short-term capital losses	$(4,194,384)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(928,411) and $(3,265,973) expire in 2018 and
2019, respectively.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$10.94	0.41(2)	0.77	1.18	(0.42)	—	(0.42)	$11.70	10.92%	0.47%	3.65%	76%	$412,713
2011	$11.20	0.47(2)	(0.27)	0.20	(0.46)	—	(0.46)	$10.94	2.02%	0.48%	4.38%	63%	$379,586
2010	$10.67	0.49(2)	0.54	1.03	(0.49)	(0.01)	(0.50)	$11.20	9.90%	0.48%	4.51%	25%	$426,044
2009	$10.83	0.50	(0.16)	0.34	(0.50)	—	(0.50)	$10.67	3.47%	0.49%	4.90%	36%	$405,263
2008	$10.98	0.51	(0.15)	0.36	(0.51)	—	(0.51)	$10.83	3.29%	0.49%	4.60%	29%	$431,008
Institutional Class
2012	$10.94	0.44(2)	0.76	1.20	(0.44)	—	(0.44)	$11.70	11.14%	0.27%	3.85%	76%	$30
2011	$11.20	0.49(2)	(0.26)	0.23	(0.49)	—	(0.49)	$10.94	2.22%	0.28%	4.58%	63%	$27
2010(3)	$10.79	0.26(2)	0.41	0.67	(0.26)	—	(0.26)	$11.20	6.28%	0.28%(4)	4.69%(4)	25%(5)	$27
A Class
2012	$10.94	0.38(2)	0.77	1.15	(0.39)	—	(0.39)	$11.70	10.64%	0.72%	3.40%	76%	$16,214
2011	$11.20	0.44(2)	(0.26)	0.18	(0.44)	—	(0.44)	$10.94	1.77%	0.73%	4.13%	63%	$11,044
2010	$10.67	0.47(2)	0.54	1.01	(0.47)	(0.01)	(0.48)	$11.20	9.63%	0.73%	4.26%	25%	$15,173
2009	$10.83	0.48	(0.16)	0.32	(0.48)	—	(0.48)	$10.67	3.22%	0.74%	4.65%	36%	$10,221
2008(6)	$11.10	0.44	(0.27)	0.17	(0.44)	—	(0.44)	$10.83	1.57%	0.74%(4)	4.41%(4)	29%(7)	$6,166

28

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
		Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$10.94	0.30(2)	0.76	1.06	(0.30)	—	(0.30)	$11.70	9.82%	1.47%	2.65%	76%	$11,321
2011	$11.20	0.36(2)	(0.26)	0.10	(0.36)	—	(0.36)	$10.94	1.01%	1.48%	3.38%	63%	$7,120
2010	$10.67	0.38(2)	0.54	0.92	(0.38)	(0.01)	(0.39)	$11.20	8.81%	1.48%	3.51%	25%	$10,641
2009	$10.83	0.40	(0.16)	0.24	(0.40)	—	(0.40)	$10.67	2.45%	1.49%	3.90%	36%	$6,362
2008(6)	$11.10	0.36	(0.27)	0.09	(0.36)	—	(0.36)	$10.83	0.87%	1.49%(4)	3.72%(4)	29%(7)	$1,209

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)	Computed using average shares outstanding throughout the period.
(3)	March 1, 2010 (commencement of sale) through August 31, 2010.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.
(6)	September 28, 2007 (commencement of sale) through August 31, 2008.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2008.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Long-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Long-Term Tax-Free Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 19, 2012

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	•the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

34

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement

35

approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

36

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

37

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

38

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $15,344,773 as exempt interest dividends for the fiscal year ended August 31, 2012.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century California Tax-Free and Municipal Funds

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76249   1210

ANNUAL REPORT             AUGUST 31, 2012

California Tax-Free Money Market Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	18
Report of Independent Registered Public Accounting Firm	19
Management	20
Approval of Management Agreement	23
Additional Information	27

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Positive Fiscal-Year Returns for U.S. Stocks and Bonds

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with uncertainty still enveloping major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in emerging economies such as China, and about possible sovereign debt defaults in southern Europe.

These near-term uncertainties were reflected in relative asset returns for the 12 months ended August 31, 2012. Assets perceived to be relative “safe-haven” investments, such as long-term U.S. Treasury securities, rallied on “flight to quality” capital movements, while international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and other currencies.

Interestingly, both U.S. stocks and bonds enjoyed fiscal-year price gains. Weakening international economic conditions triggered another wave of stimulative monetary policy announcements around the globe. These announcements helped boost U.S. equities, along with bonds that tend to correlate with stocks, such as high-yield securities. Municipal bonds, particularly at the high-yield and long-maturity ends of the market, were among the top-performing U.S. bond sectors.

The global economic instability that triggered the latest round of stimulative monetary policies remains largely in place. In this uncertain environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Demand Drove Strong Muni Gains

For the 12-month period ended August 31, 2012, all sectors of the U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Municipal bonds (munis) were strong performers, outpacing Treasuries, mortgage-backed securities, and the broad bond market average.

Early in the period, a combination of reduced muni issuance (compared with 2010), value-oriented demand from investors, a Treasury market rally (which boosted most high-quality bonds), and relatively stable credit conditions (compared with what many pundits had projected) supported the muni market rally.  Continued robust demand for munis helped promote strong returns throughout the first eight months of calendar 2012. In particular, investors’ search for yield led to better relative results from longer-term and lower-quality munis, which were among the leading performers in the fixed income market for the entire 12-month period. A wave of refinancing from municipalities taking advantage of low interest rates generally led to more subdued performance among intermediate-term muni maturities during the first eight months of 2012. Year-to-date refinancing activity totaled $111 billion through August 31, 2012, compared with $51 billion for the same period in 2011.

Market Resilient, Despite Isolated Bankruptcies

Late in the period, the California cities of Stockton, Mammoth Lakes, and San Bernardino filed for bankruptcy protection as part of their efforts to address relatively severe but isolated financial problems. We believe it’s important to put these events in context. Municipalities in general are experiencing financial stress caused by current economic conditions, but we believe most muni issuers remain resilient. State and local governments have cut spending and raised taxes to cover large budget shortfalls. The fiscal outlook for most state and local governments is stabilizing, but the stress likely will continue as long as the U.S. housing and employment markets remain depressed and the economy stays sluggish.

We continue to believe no states will default. Nevertheless, their credit ratings are likely to remain under downward pressure, underscoring the importance of our rigorous research and security-selection process.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2012
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Municipal High Yield Bond	15.40%	Aggregate Bond	5.78%
Long-Term Municipal Bond	14.52%	Treasury Bond	5.11%
California Tax-Exempt Bond	9.96%
Municipal Bond	8.78%
7 Year Municipal Bond	5.87%

3

Performance

Total Returns as of August 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCTXX	0.01%(1)	0.64%(1)	1.18%(1)	2.70%	11/9/83

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

AUGUST 31, 2012
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.15%
7-Day Effective Yield
After waiver(1)	0.01%
7-Day Tax-Equivalent Current Yields(1)(2)
31.98% Tax Bracket	0.01%
34.70% Tax Bracket	0.02%
39.23% Tax Bracket	0.02%
41.05% Tax Bracket	0.02%
(1)Yields would have been lower if a portion of the management fee had not been waived.
(2)The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Portfolio at a Glance
Weighted Average Maturity	25 days
Weighted Average Life	71 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	85%
31-90 days	5%
91-180 days	5%
More than 180 days	5%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2012 to August 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During Period(1) 3/1/12 – 8/31/12	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.10	$2.01	0.40%
Investor Class (before waiver)	$1,000	$1,000.10(2)	$2.51	0.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.13	$2.03	0.40%
Investor Class (before waiver)	$1,000	$1,022.62	$2.54	0.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

AUGUST 31, 2012

	Principal Amount	Value
Municipal Securities — 94.5%
CALIFORNIA — 94.5%
ABAG Finance Authority for Nonprofit Corps. Rev., (St. Pauls-Day-Episcopal School), VRDN, 0.30%, 9/6/12 (LOC: Wells Fargo Bank N.A. and First Bank)	$3,320,000	$3,320,000
California Infrastructure & Economic Development Bank Rev., (Bay Area Toll Bridges), VRDN, 0.56%, 9/6/12 (LOC: Bank of the West)	2,830,000	2,830,000
California Infrastructure & Economic Development Bank Rev., (Catholic High School), VRDN, 0.17%, 9/6/12 (LOC: Comerica Bank)	1,500,000	1,500,000
California Infrastructure & Economic Development Bank Rev., (Contemporary Jewish Museum), VRDN, 0.23%, 9/4/12 (LOC: Bank of America N.A.)	1,500,000	1,500,000
California Infrastructure & Economic Development Bank Rev., (East Bay SPCA), VRDN, 0.17%, 9/6/12 (LOC: First Republic Bank and FHLB)	5,600,000	5,600,000
California Infrastructure & Economic Development Bank Rev., (Goodwill Industries of Orange County), VRDN, 0.22%, 9/6/12 (LOC: Wells Fargo Bank N.A.)	3,985,000	3,985,000
California Infrastructure & Economic Development Bank Rev., (Kennfoods USA), VRDN, 0.45%, 9/6/12 (LOC: Bank of the West)	2,080,000	2,080,000
California Infrastructure & Economic Development Bank Rev., (Loyola High School), VRDN, 0.20%, 9/6/12 (LOC: First Republic Bank and FHLB)	4,110,000	4,110,000
California Infrastructure & Economic Development Bank Rev., (SRI International), VRDN, 0.18%, 9/6/12 (LOC: Wells Fargo Bank N.A.)	6,800,000	6,800,000
California Infrastructure & Economic Development Bank Rev., Series 2008 A, (iWorks, Inc.), VRDN, 0.26%, 9/6/12 (LOC: City National Bank and FHLB)	1,335,000	1,335,000
California Municipal Finance Authority Rev., (Central Coast YMCA), VRDN, 0.16%, 9/6/12 (LOC: Pacific Capital Bank N.A. and FHLB)	2,700,000	2,700,000
California Municipal Finance Authority Rev., Series 2010 A, (Southwest Community Health Center), VRDN, 0.24%, 9/6/12 (LOC: Comerica Bank)	4,000,000	4,000,000
California Pollution Control Financing Authority Rev., (BLT Enterprises), VRDN, 0.19%, 9/5/12 (LOC: Union Bank of California N.A.)	2,815,000	2,815,000
California Pollution Control Financing Authority Rev., (Musco Family Olive), VRDN, 0.29%, 9/6/12 (LOC: Bank of the West)	3,200,000	3,200,000
California Pollution Control Financing Authority Rev., (Sierra Pacific Industries), VRDN, 0.16%, 9/5/12 (LOC: Wells Fargo Bank N.A.)	3,000,000	3,000,000
California Pollution Control Financing Authority Rev., Series 2010 A, (Alameda Country Industries), VRDN, 0.44%, 9/5/12 (LOC: Bank of the West)	2,460,000	2,460,000
California School Cash Reserve Program Authority Rev., Series 2012 P, 2.00%, 12/31/12	10,000,000	10,056,259
California State Enterprise Development Authority Rev., (Community Hospice Inc.), VRDN, 0.17%, 9/6/12 (LOC: Bank of Stockton and FHLB)	4,195,000	4,195,000
California State Enterprise Development Authority Rev., (Humane Society Silicon Valley), VRDN, 0.17%, 9/6/12 (LOC: First Republic Bank and FHLB)	7,260,000	7,260,000

8

	Principal Amount	Value
California State Enterprise Development Authority Rev., (LBM Partnership LP), VRDN, 0.17%, 9/6/12 (LOC: Wells Fargo Bank N.A.)	$2,950,000	$2,950,000
California Statewide Communities Development Authority Rev., (Encanto Homes Apartments), VRDN, 0.20%, 9/6/12 (LOC: FHLB)	2,900,000	2,900,000
California Statewide Communities Development Authority Rev., (Goodwill of Santa Cruz), VRDN, 0.22%, 9/6/12 (LOC: Wells Fargo Bank N.A.)	2,200,000	2,200,000
California Statewide Communities Development Authority Rev., (PUTTERs), VRDN, 0.25%, 9/6/12 (LOC: JPMorgan Chase Bank N.A.)	12,500,000	12,500,000
California Statewide Communities Development Authority Rev., (The Pegasus School), VRDN, 0.35%, 9/6/12 (LOC: Bank of America N.A.)	2,675,000	2,675,000
California Statewide Communities Development Authority Rev., (Trinity Children & Family), VRDN, 0.19%, 9/5/12 (LOC: California State Teacher’s Retirement System)	7,420,000	7,420,000
City of Duarte COP, Series 2001 A, VRDN, 2.00%, 9/5/12 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement System)	470,000	470,000
City of El Monte COP, Series 2003 A, (Community Improvement), VRDN, 0.17%, 9/6/12 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement System)	3,495,000	3,495,000
City of Hanford Sewer System Rev., Series 1996 A, VRDN, 0.20%, 9/6/12 (LOC: Union Bank of California N.A.)	920,000	920,000
City of Irvine Special Assessment Rev., Series 2006 B, VRDN, 0.19%, 9/4/12 (LOC: U.S. Bank N.A. and California State Teacher’s Retirement System)	1,626,000	1,626,000
City of Long Beach Tax & Rev. Anticipation Notes GO, 2.00%, 9/28/12	2,000,000	2,002,530
City of Los Angeles GO, Series 2012 A, 2.00%, 2/28/13	5,000,000	5,044,459
City of Oroville Hospital Rev., Series 2012 A, (Oroville Hospital), VRDN, 0.19%, 9/6/12 (LOC: Comerica Bank)	7,500,000	7,500,000
City of Reedley COP, (Mennonite Brethren Homes), VRDN, 0.18%, 9/6/12 (LOC: Bank of the Sierra and FHLB)	8,440,000	8,440,000
City of Riverside Water Rev., Series 2011 A, VRN, 0.22%, 9/6/12	9,465,000	9,465,000
County of San Bernardino Rev., Series 2004 A, (WLP Parkview Place Apartments), VRDN, 0.26%, 9/6/12 (FNMA)(LIQ FAC: FNMA)	3,420,000	3,420,000
County of San Bernardino GO, Series 2012 A, 2.00%, 6/28/13	2,000,000	2,029,352
County of Yolo Rev., (Beckett Hall, Inc.), VRDN, 0.19%, 9/6/12 (LOC: Bank of the West and California State Teacher’s Retirement System)	7,680,000	7,680,000
East Bay Municipal Utility District Wastewater System Rev., Series 2009 A-1, VRN, 0.17%, 9/6/12	3,445,000	3,445,000
East Bay Municipal Utility District Wastewater System Rev., Series 2009 A-2, VRN, 0.18%, 9/6/12	8,850,000	8,850,000
East Bay Municipal Utility District Wastewater System Rev., Series 2011 A, VRN, 0.17%, 9/6/12	4,875,000	4,875,000
Eastern Municipal Water District Rev., Series 2012 A, VRN, 0.19%, 9/6/12	7,000,000	7,000,000
Irvine Ranch Water District Special Assessment GO, Series 2009 B, VRDN, 0.20%, 9/4/12 (LOC: Bank of America N.A.)	900,000	900,000

9

Principal Amount	Value
JP Morgan Chase PUTTERs/DRIVERs Trust, Series 2011-4005Z, VRDN, 0.27%, 9/6/12 (AGM)(LIQ FAC: JPMorgan Chase Bank N.A.)(1)	$6,590,000	$6,590,000
Los Angeles County Community Development Commission COP, (Willowbrook Partnership), VRDN, 0.21%, 9/5/12 (LOC: Wells Fargo Bank N.A.)	1,800,000	1,800,000
Metropolitan Water District of Southern California Rev., Series 2009 A-1, VRN, 0.17%, 9/6/12	10,000,000	10,000,000
Metropolitan Water District of Southern California Rev., Series 2009 A-2, VRN, 0.17%, 9/6/12	5,000,000	5,000,000
Pittsburg Public Financing Authority Rev., VRDN, 0.30%, 9/6/12 (LOC: Bank of the West)	3,020,000	3,020,000
San Diego Unified School District GO, Series 2012 A-1, 2.00%, 1/31/13	3,500,000	3,526,222
San Francisco City & County Redevelopment Agency Special Tax Rev., Series 2005 A, VRDN, 0.22%, 9/6/12 (LOC: JPMorgan Chase Bank N.A.)	4,500,000	4,500,000
Santa Ana Housing Authority Rev., (Harbor Pointe Apartments), VRDN, 0.17%, 9/6/12 (FNMA)(LIQ FAC: FNMA)	300,000	300,000
Santa Clara County Housing Authority Rev., Series 2003 A, VRDN, 0.30%, 9/6/12 (LOC: Citibank N.A.)	1,955,000	1,955,000
State of California Rev., Series 2012 A-1, 2.50%, 5/30/13	5,000,000	5,080,332
Town of Apple Valley COP, (Public Facilities Financing), VRDN, 0.17%, 9/6/12 (LOC: Union Bank of California N.A. and California State Teacher’s Retirement System)	2,500,000	2,500,000
Town of Hillsborough COP, Series 2006 A, (Water & Sewer System), VRDN, 0.24%, 9/6/12 (SBBPA: JPMorgan Chase Bank N.A.)	8,435,000	8,435,000
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 07-1), VRDN, 0.21%, 9/4/12 (LOC: Bank of America N.A.)	900,000	900,000
Victorville Joint Powers Finance Authority Lease Rev., Series 2007 A, (Cogeneration Facility), VRDN, 2.75%, 9/6/12 (LOC: BNP Paribas)	14,835,000	14,835,000
TOTAL MUNICIPAL SECURITIES		248,995,154
COMMERCIAL PAPER(2) — 4.8%
San Diego County Water Authority 0.20%, 10/1/12	7,500,000	7,500,000
San Diego County Water Authority 0.21%, 10/4/12	5,000,000	5,000,000
TOTAL COMMERCIAL PAPER		12,500,000
TOTAL INVESTMENT SECURITIES — 99.3%		261,495,154
OTHER ASSETS AND LIABILITIES — 0.7%		1,901,986
TOTAL NET ASSETS — 100.0%		$263,397,140

10

Notes to Schedule of Investments

ABAG = Association of Bay Area Governments
AGM = Assured Guaranty Municipal Corporation
COP = Certificates of Participation
DRIVERs = Derivative Inverse Tax-Exempt Receipts
FHLB = Federal Home Loan Bank
FNMA = Federal National Mortgage Association
GO = General Obligation
LIQ FAC = Liquidity Facilities
LOC = Letter of Credit
PUTTERs = Puttable Tax-Exempt Receipts
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $6,590,000, which represented 2.5% of total net assets.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

AUGUST 31, 2012
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$261,495,154
Cash	492,869
Receivable for investments sold	1,190,000
Receivable for capital shares sold	221,189
Interest receivable	240,375
263,639,587

Liabilities
Payable for capital shares redeemed	167,716
Accrued management fees	74,731
242,447

Net Assets	$263,397,140

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	263,404,251

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$263,404,247
Accumulated net realized loss	(7,107)
$263,397,140

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED AUGUST 31, 2012
Investment Income (Loss)
Income:
Interest	$1,134,614

Expenses:
Management fees	1,377,152
Trustees’ fees and expenses	14,018
Other expenses	1,247
1,392,417
Fees waived	(286,609)
1,105,808

Net investment income (loss)	28,806

Net realized gain (loss) on investment transactions	(7,107)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,699

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2012 AND AUGUST 31, 2011
Increase (Decrease) in Net Assets	August 31, 2012	August 31, 2011
Operations
Net investment income (loss)	$28,806	$32,016
Net realized gain (loss)	(7,107)	9,097
Net increase (decrease) in net assets resulting from operations	21,699	41,113

Distributions to Shareholders
From net investment income	(28,806)	(32,016)
From net realized gains	(9,097)	(3,232)
Decrease in net assets from distributions	(37,903)	(35,248)

Capital Share Transactions
Proceeds from shares sold	59,620,301	93,458,296
Proceeds from reinvestment of distributions	36,488	33,601
Payments for shares redeemed	(95,609,541)	(139,696,532)
Net increase (decrease) in net assets from capital share transactions	(35,952,752)	(46,204,635)

Net increase (decrease) in net assets	(35,968,956)	(46,198,770)

Net Assets
Beginning of period	299,366,096	345,564,866
End of period	$263,397,140	$299,366,096

Transactions in Shares of the Fund
Sold	59,620,301	93,458,296
Issued in reinvestment of distributions	36,488	33,601
Redeemed	(95,609,541)	(139,696,532)
Net increase (decrease) in shares of the fund	(35,952,752)	(46,204,635)

See Notes to Financial Statements.

14

Notes to Financial Statements

AUGUST 31, 2012

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Tax-Free Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes. The fund pursues its objectives by investing primarily in high-quality, very short-term municipal obligations.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates fair value. When such valuations do not reflect fair value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, forward commitments and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

15

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1570% to 0.2700%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the year ended August 31, 2012 was 0.49% before waiver and 0.39% after waiver.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc., the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

5. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

16

6. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Exempt income	$28,806	$32,016
Taxable ordinary income	$9,097	$3,232
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2012, the fund had accumulated short-term capital losses of $(7,107), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2012	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.40%	0.50%	0.01%	(0.09)%	$263,397
2011	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.38%	0.50%	0.01%	(0.11)%	$299,366
2010	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.03%	0.34%	0.50%	0.01%	(0.15)%	$345,565
2009	$1.00	0.01	(0.01)	—	(0.01)	$1.00	0.77%	0.49%	0.55%	0.83%	0.77%	$439,637
2008	$1.00	0.02	(0.02)	—(2)	(0.02)	$1.00	2.38%	0.47%	0.51%	2.32%	2.28%	$580,049

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Tax-Free Money Market Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 19, 2012

19

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is
4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

22

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;
•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;
•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;
•	the Advisor’s compliance policies, procedures, and regulatory experience;
•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•	data comparing services provided and charges to other investment management clients of the Advisor; and
•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund
•	portfolio research and security selection

23

•	initial capitalization/funding
•	securities trading
•	Fund administration
•	custody of Fund assets
•	daily valuation of the Fund’s portfolio
•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•	legal services
•	regulatory and portfolio compliance
•	financial reporting
•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance section of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.

24

Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s

25

unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

26

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s
website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $28,944 as exempt interest dividends for the fiscal year ended August 31, 2012.

The fund hereby designates $9,097 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century California Tax-Free and Municipal Funds

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76251   1210

ANNUAL REPORT        AUGUST 31, 2012

California Intermediate-Term Tax-Free Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	27
Statement of Operations	28
Statement of Changes in Net Assets	29
Notes to Financial Statements	30
Financial Highlights	35
Report of Independent Registered Public Accounting Firm	37
Management	38
Approval of Management Agreement	41
Additional Information	46

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended August 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Positive Fiscal-Year Returns for U.S. Stocks and Bonds

During the second half of 2011 and the first half of 2012, the global economy and financial markets struggled to move beyond the lingering aftereffects of the 2008 Financial Crisis and Great Recession. Global economic fundamentals have improved since 2008, but weakened since 2010, with uncertainty still enveloping major developed economies such as the U.S., Japan, and Europe. There were also questions about near-term growth levels in emerging economies such as China, and about possible sovereign debt defaults in southern Europe.

These near-term uncertainties were reflected in relative asset returns for the 12 months ended August 31, 2012. Assets perceived to be relative “safe-haven” investments, such as long-term U.S. Treasury securities, rallied on “flight to quality” capital movements, while international stock returns for U.S. investors were undermined by a combination of risk-averse investing attitudes, weakening global economic growth, and a stronger U.S. dollar versus the euro and other currencies.

Interestingly, both U.S. stocks and bonds enjoyed fiscal-year price gains. Weakening international economic conditions triggered another wave of stimulative monetary policy announcements around the globe. These announcements helped boost U.S. equities, along with bonds that tend to correlate with stocks, such as high-yield securities. Municipal bonds, particularly at the high-yield and long-maturity ends of the market, were among the top-performing U.S. bond sectors.

The global economic instability that triggered the latest round of stimulative monetary policies remains largely in place. In this uncertain environment, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds, as appropriate. We appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Demand Drove Strong Muni Gains

For the 12-month period ended August 31, 2012, all sectors of the U.S. fixed income market posted positive returns, bolstered by the low-interest-rate environment and macroeconomic uncertainties. Municipal bonds (munis) were strong performers, outpacing Treasuries, mortgage-backed securities, and the broad bond market average.

Early in the period, a combination of reduced muni issuance (compared with 2010), value-oriented demand from investors, a Treasury market rally (which boosted most high-quality bonds), and relatively stable credit conditions (compared with what many pundits had projected) supported the muni market rally. Continued robust demand for munis helped promote strong returns throughout the first eight months of calendar 2012. In particular, investors’ search for yield led to better relative results from longer-term and lower-quality munis, which were among the leading performers in the fixed income market for the entire 12-month period. A wave of refinancing from municipalities taking advantage of low interest rates generally led to more subdued performance among intermediate-term muni maturities during the first eight months of 2012. Year-to-date refinancing activity totaled $111 billion through August 31, 2012, compared with $51 billion for the same period in 2011.

Market Resilient, Despite Isolated Bankruptcies

Late in the period, the California cities of Stockton, Mammoth Lakes, and San Bernardino filed for bankruptcy protection as part of their efforts to address relatively severe but isolated financial problems. We believe it’s important to put these events in context. Municipalities in general are experiencing financial stress caused by current economic conditions, but we believe most muni issuers remain resilient. State and local governments have cut spending and raised taxes to cover large budget shortfalls. The fiscal outlook for most state and local governments is stabilizing, but the stress likely will continue as long as the U.S. housing and employment markets remain depressed and the economy stays sluggish.

We continue to believe no states will default. Nevertheless, their credit ratings are likely to remain under downward pressure, underscoring the importance of our rigorous research and security-selection process.

U.S. Fixed-Income Total Returns
For the 12 months ended August 31, 2012
Barclays Municipal Market Indices		Barclays U.S. Taxable Market Indices
Municipal High Yield Bond	15.40%	Aggregate Bond	5.78%
Long-Term Municipal Bond	14.52%	Treasury Bond	5.11%
California Tax-Exempt Bond	9.96%
Municipal Bond	8.78%
7 Year Municipal Bond	5.87%

Performance

Total Returns as of August 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BCITX	8.06%	5.63%	4.30%	5.80%	11/9/83
Barclays 7 Year Municipal Bond Index	—	5.87%	6.61%	5.14%	N/A(1)	—
Institutional Class	BCTIX	8.28%	—	—	6.46%	3/1/10
A Class No sales charge* With sales charge*	BCIAX	7.79% 2.92%	— —	— —	5.98% 4.04%	3/1/10
C Class	BCIYX	6.99%	—	—	5.23%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available 1/1/90.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made August 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class
0.48%	0.28%	0.73%	1.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax (AMT). Capital gains are not exempt from state and federal income tax.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Alan Kruss, Joseph Gotelli, and Steven M. Permut

Performance Summary

California Intermediate-Term Tax-Free Bond returned 8.06%* for the fiscal year ended August 31, 2012. By comparison, the Barclays 7 Year Municipal Bond Index returned 5.87%, while the average return of the California Intermediate Municipal Debt Funds tracked by Lipper Inc. was 6.63%.** Portfolio returns and the Lipper average reflect operating expenses, while index returns do not. (See page 4 and footnotes below for additional performance comparisons.)

The fund’s absolute return for the reporting period reflected the positive performance of municipal bond (muni) indices (see page 3). The fund’s outperformance relative to its benchmark and peer group was primarily due to security selection and our preference for revenue bonds versus general obligation bonds.

Credit Environment

Overall, state and local revenue growth remained inconsistent on flat-to-declining property tax revenues and modest economic growth. Most states, including California, are now spending less, after facing steep budgetary challenges that prompted significant spending cuts to address shortfalls totaling $54 billion nationwide for fiscal 2013.

Although muni credit-rating downgrades continued to outpace upgrades, the margin between the two continued to grow smaller. Furthermore, the muni market has seen its default rate decline in each of the last four calendar years. Although we do not expect any states to actually default, we believe select state credit ratings are likely to remain under downward pressure. We also believe more downgrades and defaults may occur at the local level.

The financial stresses at the local level were highlighted when, in the space of a few weeks at the end of June and in early July, three California cities — Stockton, Mammoth Lakes, and San Bernardino — announced their intent to file for bankruptcy protection. The financial difficulties in Stockton and San Bernardino stem from long-term structural problems with their budgets, while Mammoth Lakes’ troubles are due to a large, unfavorable legal judgment. These bankruptcies are also the result of measures the state of California has taken recently to address the state’s fiscal pressures. By eliminating certain local funding programs and cutting spending, the state essentially forced local municipalities to deal with their specific financial problems with less state assistance.

*	All fund returns referenced in this commentary are for Investor Class shares.

**
The average returns for Lipper California Intermediate Municipal Debt Funds category were 4.87% and 3.79% for the five- and 10-year periods ended August 31, 2012, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2012 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

We believe these incidents do not suggest a widespread outbreak of systemic muni bankruptcies and defaults in California or nationwide. They represent small, isolated ripples that made bigger waves in the media than they did in terms of overall municipal credit quality. Most local governments we have reviewed remain in good financial condition despite the weak economy.

Portfolio Positioning

Favorable security selection, along with a continued emphasis on revenue bonds over general obligation bonds, boosted performance relative to the benchmark during the period. In particular, we favored essential service (such as those that finance water and sewer projects) revenue bonds, along with transportation, and sales-tax-secured bonds. These securities generally outpaced general obligation bonds during the fund’s fiscal year.

Security selection among lower-quality munis (those with credit ratings of BBB), which outperformed higher-quality munis during the period, also lifted the portfolio’s performance relative to the benchmark. In particular, selections within the higher education, industrial development revenue/pollution control revenue (IDR/PCR), and hospital sectors contributed favorably to the portfolio’s results.

We also implemented a “ratio trade” at two key points during the fiscal year. A ratio trade is a position designed to benefit when the yield ratio between comparable-maturity muni and Treasury yields declines after a period of increases, usually to levels above 100%. The goal of the strategy is to capture gains as the ratio declines to more typical levels below 100%.

For example, early in the fiscal year, the yield ratio between 10-year AAA munis and 10-year Treasuries was much wider than historical averages. This yield gap gradually narrowed into the first quarter of 2012, and we exited the position. Similarly, in the second quarter of 2012, we took advantage of the ratio widening several percentage points. We exited this position in August, as the ratio once again tightened toward the historical average.

Outlook

We believe the sluggish economy will continue to pose challenges for California, but the muni default rate should remain low. In this environment, we believe our fundamental credit research and risk management capabilities will continue to drive results. We expect to maintain our current positioning, favoring revenue bonds, including transportation bonds and leased-backed debt issued by the state and select California counties and cities.

Fund Characteristics

August 31, 2012
Portfolio at a Glance
Weighted Average Maturity	8.8 years
Average Duration (Modified)	4.7 years

30-Day SEC Yields
Investor Class	1.44%
Institutional Class	1.64%
A Class	1.14%
C Class	0.46%
Investor Class 30-Day Tax-Equivalent Yields*
31.98% Tax Bracket	2.12%
34.70% Tax Bracket	2.21%
39.23% Tax Bracket	2.37%
41.05% Tax Bracket	2.44%
* The tax brackets indicated are for combined state and federal income tax. Actual tax-equivalent yields may be lower, if alternative minimum tax is applicable.

Top Five Sectors	% of fund investments
Electric Revenue	18%
General Obligation (GO)	18%
Certificates of Participation (COPs)/Leases	12%
Transportation Revenue	8%
Hospital Revenue	8%

Types of Investments in Portfolio	% of net assets
Municipal Securities	98.9%
Other Assets and Liabilities	1.1%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from March 1, 2012 to August 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During Period(1) 3/1/12 – 8/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,024.60	$2.39	0.47%
Institutional Class	$1,000	$1,024.70	$1.37	0.27%
A Class	$1,000	$1,022.40	$3.66	0.72%
C Class	$1,000	$1,019.40	$7.46	1.47%
Hypothetical
Investor Class	$1,000	$1,022.77	$2.39	0.47%
Institutional Class	$1,000	$1,023.78	$1.37	0.27%
A Class	$1,000	$1,021.52	$3.66	0.72%
C Class	$1,000	$1,017.75	$7.46	1.47%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

AUGUST 31, 2012

	Principal Amount	Value
Municipal Securities — 98.9%
CALIFORNIA — 96.2%
ABAG Finance Authority for Nonprofit Corps. Rev., (899 Charleston LLC), VRDN, 0.27%, 9/4/12 (LOC: Bank of America N.A.)	$2,455,000	$2,455,000
ABAG Finance Authority for Nonprofit Corps. Rev., Series 2011 A, (Sharp HealthCare), 6.00%, 8/1/30	2,500,000	3,077,400
Alameda Corridor Transportation Authority Rev., Series 1999 A, 0.00%, 10/1/35 (NATL-RE)(1)	9,000,000	2,687,490
Anaheim Public Financing Authority Rev., Series 2011 A, (Electric System Distribution Facilities), 5.375%, 10/1/36	700,000	823,515
Bay Area Toll Authority Toll Bridge Rev., Series 2007 F, 5.00%, 4/1/22	2,000,000	2,319,400
Bay Area Toll Authority Toll Bridge Rev., Series 2008 F1, (San Francisco Bay Area), 5.00%, 4/1/34	7,000,000	7,948,710
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.25%, 4/1/27	5,000,000	6,032,900
Bay Area Toll Authority Toll Bridge Rev., Series 2009 F1, (San Francisco Bay Area), 5.00%, 4/1/34	3,500,000	3,949,820
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-2, (San Francisco Bay Area), 5.00%, 10/1/42	4,610,000	5,108,479
California Department of Water Resources Rev., Series 2011 AJ, (Central Valley), 5.00%, 12/1/20	9,665,000	12,321,039
California Department of Water Resources Power Supply Rev., Series 2005 F5, 5.00%, 5/1/22	1,800,000	2,106,720
California Department of Water Resources Power Supply Rev., Series 2005 G4, 5.00%, 5/1/16	2,450,000	2,842,098
California Department of Water Resources Power Supply Rev., Series 2008 H, 5.00%, 5/1/21	5,000,000	5,990,800
California Department of Water Resources Power Supply Rev., Series 2009 AF, (Central Valley), 5.00%, 12/1/22	1,000,000	1,201,760
California Department of Water Resources Power Supply Rev., Series 2010 L, 4.00%, 5/1/15	2,290,000	2,504,481
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/15	1,000,000	1,120,130
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/16	5,000,000	5,800,200
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/17	10,875,000	12,962,456
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/18	3,000,000	3,657,420
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/19	7,000,000	8,634,640
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/21	3,850,000	4,763,297
California Department of Water Resources Power Supply Rev., Series 2010 L, 5.00%, 5/1/22	20,000,000	24,529,800
California Department of Water Resources Power Supply Rev., Series 2010 M, 4.00%, 5/1/15	7,000,000	7,655,620
California Department of Water Resources Power Supply Rev., Series 2010 M, 5.00%, 5/1/16	2,000,000	2,320,080
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/20	14,215,000	17,756,241
California Department of Water Resources Power Supply Rev., Series 2011 N, 5.00%, 5/1/21	13,300,000	16,837,401

Principal Amount	Value
California Economic Recovery GO, Series 2004 A, 5.25%, 9/14/12, Prerefunded at 100% of Par(2)	$1,130,000	$1,233,610
California Economic Recovery GO, Series 2004 A, 5.25%, 7/1/14 (NATL-RE/FGIC)	8,460,000	9,219,285
California Economic Recovery GO, Series 2004 A, 5.25%, 7/1/14	3,870,000	4,217,332
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/18	7,000,000	8,553,790
California Economic Recovery GO, Series 2009 A, 5.00%, 7/1/22	2,000,000	2,305,160
California Economic Recovery GO, Series 2009 B, VRDN, 5.00%, 7/1/14	5,000,000	5,409,600
California Educational Facilities Authority Rev., (Chapman University), 5.00%, 4/1/31	1,455,000	1,631,026
California Educational Facilities Authority Rev., (Golden Gate University), 5.50%, 10/1/18	4,525,000	4,531,606
California Educational Facilities Authority Rev., (San Francisco University), 5.00%, 10/1/16	1,200,000	1,387,920
California Educational Facilities Authority Rev., (San Francisco University), 5.00%, 10/1/21	750,000	902,715
California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/18	500,000	604,410
California Educational Facilities Authority Rev., (Santa Clara University), 5.00%, 4/1/19	700,000	834,673
California Educational Facilities Authority Rev., (Santa Clara University), 5.25%, 4/1/23	2,000,000	2,335,760
California Educational Facilities Authority Rev., (University of the Pacific), 5.00%, 11/1/36	1,045,000	1,091,074
California Educational Facilities Authority Rev., Series 2004 C, (Lutheran University), 5.00%, 10/1/24	2,500,000	2,591,725
California Educational Facilities Authority Rev., Series 2008 C, (Chapman University), VRDN, 0.21%, 9/4/12 (LOC: Bank of America N.A.)	3,600,000	3,600,000
California Educational Facilities Authority Rev., Series 2008 T4, (Stanford University), 5.00%, 3/15/14	5,000,000	5,363,500
California Educational Facilities Authority Rev., Series 2009 A, (Pomona College), 5.00%, 1/1/24	2,100,000	2,485,980
California Educational Facilities Authority Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39	2,952,000	3,383,228
California Educational Facilities Authority Rev., Series 2010 A, (Loyola Marymount University), 5.00%, 10/1/30	1,365,000	1,520,037
California Educational Facilities Authority Rev., Series 2010 B, (Loyola Marymount University), VRN, 0.97%, 9/6/12	3,875,000	3,879,107
California Educational Facilities Authority Rev., Series 2012 A, (University of the Pacific), 4.50%, 11/1/15	1,240,000	1,376,859
California Educational Facilities Authority Rev., Series 2012 A, (University of the Pacific), 4.50%, 11/1/17	1,000,000	1,152,630
California GO, 5.25%, 8/1/13, Prerefunded at 100% of Par(2)	2,185,000	2,285,838
California GO, 5.00%, 2/1/14, Prerefunded at 100% of Par(2)	4,000,000	4,269,240
California GO, 5.125%, 2/1/14, Prerefunded at 100% of Par(2)	5,000,000	5,345,350
California GO, 4.00%, 10/1/14	3,000,000	3,216,690
California GO, 5.00%, 9/1/15	9,115,000	10,284,728
California GO, 5.00%, 11/1/16 (Ambac)	1,575,000	1,841,726
California GO, 5.50%, 4/1/18	1,000,000	1,221,430
California GO, 5.00%, 8/1/18	2,260,000	2,628,222
California GO, 5.00%, 9/1/18	1,000,000	1,206,170
California GO, 5.00%, 9/1/19	7,645,000	9,281,947
California GO, 5.25%, 2/1/20	2,815,000	2,933,033

Principal Amount	Value
California GO, 5.00%, 3/1/20	$1,690,000	$1,957,206
California GO, 5.00%, 8/1/20	5,000,000	5,786,600
California GO, 5.25%, 10/1/20	5,000,000	6,073,700
California GO, 5.00%, 3/1/22	5,000,000	5,631,550
California GO, 5.50%, 4/1/24	4,000,000	4,772,360
California GO, 5.00%, 8/1/24	1,260,000	1,443,065
California GO, 5.75%, 4/1/28	5,000,000	5,915,700
California GO, 5.75%, 4/1/31	5,000,000	5,905,750
California GO, 6.50%, 4/1/33	5,000,000	6,239,650
California GO, 6.00%, 4/1/38	3,000,000	3,538,860
California GO, Series 2004 A5, (Kindergarten), VRDN, 0.17%, 9/4/12 (LOC: Citibank N.A. and California State Teacher’s Retirement System)	1,000,000	1,000,000
California GO, Series 2012 B, VRN, 1.07%, 9/6/12	2,000,000	2,003,860
California GO, Series 2012 B, VRN, 1.17%, 9/6/12	800,000	801,744
California GO, Series 2012 B, VRN, 1.32%, 9/6/12	960,000	962,314
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/18	1,000,000	1,187,090
California Health Facilities Financing Authority Rev., (Cedars-Sinai Medical Center), 5.00%, 8/15/19	735,000	884,279
California Health Facilities Financing Authority Rev., (NCROC Paradise Valley Estates), 5.70%, 12/1/24 (Ambac/California Mortgage Insurance)	1,985,000	2,234,296
California Health Facilities Financing Authority Rev., Series 2002 B, (Adventist Health System), VRDN, 0.15%, 9/4/12 (LOC: Wells Fargo Bank N.A.)	2,300,000	2,300,000
California Health Facilities Financing Authority Rev., Series 2008 A, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,525,455
California Health Facilities Financing Authority Rev., Series 2008 A, (Scripps Health), 5.00%, 10/1/17	1,400,000	1,666,756
California Health Facilities Financing Authority Rev., Series 2008 A, (Sutter Health), 5.50%, 8/15/17	1,000,000	1,203,280
California Health Facilities Financing Authority Rev., Series 2008 A, (Sutter Health), 5.25%, 8/15/22	3,335,000	3,841,920
California Health Facilities Financing Authority Rev., Series 2008 B, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	2,200,000	2,237,334
California Health Facilities Financing Authority Rev., Series 2008 C, (Lucile Salter Packard Children’s Hospital), VRDN, 1.45%, 3/15/17	1,500,000	1,525,455
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 5.00%, 10/1/14	500,000	544,550
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/18, Prerefunded at 100% of Par(2)	40,000	52,911
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.25%, 10/1/24	3,250,000	3,928,632
California Health Facilities Financing Authority Rev., Series 2008 C, (Providence Health & Services), 6.50%, 10/1/38	2,085,000	2,483,485
California Health Facilities Financing Authority Rev., Series 2008 H, (Catholic Healthcare West), 5.125%, 7/1/22	685,000	745,479
California Health Facilities Financing Authority Rev., Series 2009 A, (Catholic Healthcare West), 5.00%, 7/1/18	3,000,000	3,513,870
California Health Facilities Financing Authority Rev., Series 2009 A, (Children’s Hospital of Orange County), 6.25%, 11/1/29	5,000,000	5,974,800
California Health Facilities Financing Authority Rev., Series 2009 A, (St. Joseph Health System), 5.50%, 7/1/29	1,500,000	1,752,780

Principal Amount	Value
California Health Facilities Financing Authority Rev., Series 2009 A, (St. Joseph Health System), 5.75%, 7/1/39	$1,000,000	$1,154,360
California Health Facilities Financing Authority Rev., Series 2010 A, (Stanford Hospital), 5.00%, 11/15/25	2,000,000	2,298,520
California Health Facilities Financing Authority Rev., Series 2011 B, (Sutter Health), 6.00%, 8/15/42	1,000,000	1,200,330
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/18	1,305,000	1,563,468
California Health Facilities Financing Authority Rev., Series 2011 D, (Sutter Health), 5.00%, 8/15/22	1,650,000	1,976,502
California Health Facilities Financing Authority Rev., Series 2012 A, (Lucile Salter Packard Children’s Hospital), 5.00%, 8/15/51	3,800,000	4,124,102
California Health Facilities Financing Authority Rev., Series 2012 B, (Children’s Hospital of Los Angeles), VRDN, 1.97%, 9/6/12	4,025,000	4,025,724
California Infrastructure & Economic Development Bank Rev., (SRI International), 3.00%, 9/1/14	1,110,000	1,153,223
California Infrastructure & Economic Development Bank Rev., (SRI International), 4.00%, 9/1/15	545,000	590,088
California Infrastructure & Economic Development Bank Rev., (SRI International), 5.00%, 9/1/20	1,040,000	1,218,495
California Infrastructure & Economic Development Bank Rev., (SRI International), 5.00%, 9/1/21	1,095,000	1,276,759
California Infrastructure & Economic Development Bank Rev., (SRI International), 5.00%, 9/1/22	1,150,000	1,343,649
California Infrastructure & Economic Development Bank Rev., Series 2000 A, (Scripps Research Institute), 5.625%, 7/1/20	1,000,000	1,003,400
California Infrastructure & Economic Development Bank Rev., Series 2003 A, (Bay Area Toll Bridges Seismic Retrofit 1st Lien), 5.125%, 7/1/26, Prerefunded at 100% of Par (Ambac)(2)	5,000,000	6,800,300
California Infrastructure & Economic Development Bank Rev., Series 2008 A, (California Independent System Operator Corp.), 5.00%, 2/1/13	2,500,000	2,550,150
California Infrastructure & Economic Development Bank Rev., Series 2008 B, (Los Angeles County Museum of Natural History Foundation), VRDN, 0.15%, 9/4/12 (LOC: Wells Fargo Bank N.A.)	1,500,000	1,500,000
California Infrastructure & Economic Development Bank Rev., Series 2010 A, (University of California, San Francisco Neuroscience Building), 5.00%, 5/15/22	3,735,000	4,483,531
California Infrastructure & Economic Development Bank Rev., Series 2011 A, (J. David Gladstone Institutes), 5.00%, 10/1/18	2,000,000	2,297,540
California Infrastructure & Economic Development Bank Rev., Series 2012 A1, (J. Paul Getty Trust), 4.00%, 10/1/15	975,000	1,084,356
California Infrastructure & Economic Development Bank Rev., Series 2012 A1, (J. Paul Getty Trust), 5.00%, 10/1/17	1,090,000	1,327,740
California Infrastructure & Economic Development Bank Rev., Series 2012 B1, (J. Paul Getty Trust), VRDN, 0.47%, 9/6/12	10,000,000	10,000,000
California Municipal Finance Authority COP, (Community Hospitals Central), 5.00%, 2/1/13	1,150,000	1,166,181

Principal Amount	Value
California Municipal Finance Authority Rev., (Biola University), 5.00%, 10/1/18	$1,000,000	$1,118,100
California Municipal Finance Authority Rev., (Community Hospitals Central), 5.00%, 2/1/17	2,000,000	2,199,720
California Municipal Finance Authority Rev., (Emerson College), 5.75%, 1/1/33	2,250,000	2,637,292
California Municipal Finance Authority Rev., (Emerson College), 6.00%, 1/1/42	1,000,000	1,182,240
California Municipal Finance Authority Rev., (Loma Linda University), 5.00%, 4/1/23	1,145,000	1,231,173
California Municipal Finance Authority Rev., (Loma Linda University), 5.00%, 4/1/28	2,000,000	2,108,200
California Municipal Finance Authority Rev., Series 2010 A, (Chevron USA, Inc.), VRDN, 0.17%, 9/4/12 (GA: Chevron Corp.)	11,000,000	11,000,000
California Municipal Finance Authority Rev., Series 2010 A, (Eisenhower Medical Center), 5.00%, 7/1/19	605,000	671,338
California Municipal Finance Authority Rev., Series 2010 A, (Eisenhower Medical Center), 5.25%, 7/1/21	1,760,000	1,932,656
California Municipal Finance Authority Rev., Series 2010 A, (University of Louisiana Verne), 5.00%, 6/1/17	2,290,000	2,540,480
California Pollution Control Financing Authority Rev., Series 1996 C, (Pacific Gas & Electric Company), VRDN, 0.18%, 9/4/12 (LOC: JPMorgan Chase Bank N.A.)	8,400,000	8,400,000
California Public Works Board Lease Rev., Series 2005 A, (Department of General Services – Butterfield), 5.00%, 6/1/15	1,450,000	1,606,078
California Public Works Board Lease Rev., Series 2006 F, (Department of Corrections & Rehabilitation), 5.00%, 11/1/13 (NATL-RE/FGIC)	2,590,000	2,725,561
California Public Works Board Lease Rev., Series 2006 F, (Department of Corrections & Rehabilitation), 5.25%, 11/1/19 (NATL-RE/FGIC)	1,210,000	1,456,622
California Public Works Board Lease Rev., Series 2009 A, (Department of General Services – Building 8 & 9), 6.25%, 4/1/34	2,435,000	2,895,702
California Public Works Board Lease Rev., Series 2009 B, (Department of Education – Riverside Campus), 6.00%, 4/1/27	2,130,000	2,549,163
California Public Works Board Lease Rev., Series 2009 G1, (Various Capital Projects), 5.00%, 10/1/16	2,500,000	2,855,100
California Public Works Board Lease Rev., Series 2009 I1, (Various Capital Projects), 5.00%, 11/1/13	2,000,000	2,104,680
California Public Works Board Lease Rev., Series 2011 D, (Judicial Council Projects), 5.25%, 12/1/26	2,000,000	2,312,920
California Public Works Board Lease Rev., Series 2011 G, (University of California), 5.00%, 12/1/28	3,700,000	4,347,611
California Public Works Board Lease Rev., Series 2012 A, 5.00%, 4/1/22	2,100,000	2,515,800
California Public Works Board Lease Rev., Series 2012 A, 5.00%, 4/1/23	2,000,000	2,369,400
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/15	4,000,000	4,408,080
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/21	3,000,000	3,572,250
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/25	1,800,000	2,070,360
California Public Works Board Lease Rev., Series 2012 A, (Various Capital Projects), 5.00%, 4/1/37	1,865,000	2,025,334
California Rev., Series 2012 A-2, 2.50%, 6/20/13	8,000,000	8,142,400

Principal Amount	Value
California State University System Rev. 5.00%, 11/1/20	$1,250,000	$1,561,650
California State University System Rev. 5.00%, 11/1/24	5,000,000	6,051,000
California State University System Rev., Series 2002 A, 5.375%, 11/1/12, Prerefunded at 100% of Par (Ambac)(2)	1,185,000	1,195,274
California State University System Rev., Series 2002 A, 5.375%, 11/1/12, Prerefunded at 100% of Par (Ambac)(2)	65,000	65,562
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.00%, 11/1/16	750,000	854,160
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.00%, 11/1/17	815,000	942,580
California Statewide Communities Development Authority Rev., (Cottage Health Obligation Group), 5.00%, 11/1/18	515,000	602,509
California Statewide Communities Development Authority Rev., (John Muir Health), 5.00%, 7/1/20	2,225,000	2,573,101
California Statewide Communities Development Authority Rev., (North Peninsula Jewish Community Center), VRDN, 0.22%, 9/4/12 (LOC: Bank of America N.A.)	1,000,000	1,000,000
California Statewide Communities Development Authority Rev., (Proposition 1A Receivables), 5.00%, 6/15/13	21,125,000	21,902,189
California Statewide Communities Development Authority Rev., (St. Joseph Remarketing), 5.125%, 7/1/24 (NATL-RE)	2,000,000	2,252,020
California Statewide Communities Development Authority Rev., Series 2002 B, (Pooled Financing Program), 5.20%, 10/1/12, Partially Prerefunded at 100% of Par (FSA)(2)	440,000	441,452
California Statewide Communities Development Authority Rev., Series 2002 C, (Kaiser Permanente), VRDN, 5.00%, 5/1/17	1,300,000	1,507,428
California Statewide Communities Development Authority Rev., Series 2007 A, (California Baptist University), 5.30%, 11/1/18	1,975,000	2,153,165
California Statewide Communities Development Authority Rev., Series 2007 A, (California Baptist University), 5.40%, 11/1/27	1,000,000	1,055,800
California Statewide Communities Development Authority Rev., Series 2007 A, (Front Porch Communities and Services), 5.125%, 4/1/37(3)	1,000,000	1,029,340
California Statewide Communities Development Authority Rev., Series 2007 A, (Henry Mayo Newhall Memorial Hospital), 5.00%, 10/1/20 (California Mortgage Insurance)	1,000,000	1,111,560
California Statewide Communities Development Authority Rev., Series 2007 A, (Valleycare Health System), 4.80%, 7/15/17	3,055,000	3,259,868
California Statewide Communities Development Authority Rev., Series 2007 A, (Valleycare Health System), 5.00%, 7/15/22	2,460,000	2,582,262
California Statewide Communities Development Authority Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/13	6,500,000	6,678,685
California Statewide Communities Development Authority Rev., Series 2009 A, (Kaiser Permanente), 5.00%, 4/1/19	1,450,000	1,721,977
Calleguas-Las Virgenes Public Financing Authority Rev., Series 2007 A, (Municipal Water District), 5.00%, 7/1/20 (NATL-RE/FGIC)	1,000,000	1,136,700

Principal Amount	Value
Capistrano Unified School District Special Tax Rev., (Community Facilities District No. 87-1), 5.00%, 9/1/18 (Ambac)	$3,115,000	$3,459,581
City of Irvine Improvement Bond Act of 1915 Rev., (Assessment District No. 12-1), 4.00%, 9/2/17	850,000	939,250
City of Irvine Improvement Bond Act of 1915 Rev., (Assessment District No. 12-1), 4.00%, 9/2/18	875,000	965,598
City of Irvine Improvement Bond Act of 1915 Rev., (Assessment District No. 12-1), 4.00%, 9/2/19	1,400,000	1,532,062
City of Irvine Special Assessment Rev., (Assessment District No. 93-14), VRDN, 0.18%, 9/4/12 (LOC: Bank of America N.A.)	500,000	500,000
Eastern Municipal Water District Water & Sewer COP, Series 2008 H, 5.00%, 7/1/24	1,000,000	1,146,870
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 4.00%, 7/1/14	600,000	640,500
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 5.00%, 7/1/15	600,000	676,680
Eastern Municipal Water District Water & Sewer Rev., Series 2011 A, 4.00%, 7/1/16	600,000	678,288
El Segundo Unified School District GO, 5.375%, 9/1/12, Prerefunded at 100% of Par (FGIC)(2)	1,095,000	1,095,000
El Segundo Unified School District GO, 5.375%, 9/1/12, Prerefunded at 100% of Par (FGIC)(2)	1,020,000	1,020,000
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.80%, 1/15/20(1)	2,000,000	2,090,120
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.85%, 1/15/23(1)	3,000,000	3,125,610
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 0.00%, 1/15/24(1)	3,000,000	1,530,180
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 0.00%, 1/15/25(1)	8,000,000	3,841,200
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.875%, 1/15/26(1)	1,995,000	2,077,553
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 5.875%, 1/15/27(1)	1,500,000	1,559,610
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., 0.00%, 1/15/32(1)	5,000,000	1,570,050
Foothill/Eastern Transportation Corridor Agency Toll Road Rev., Series 1995 A, (Senior Lien), 0.00%, 1/1/26(1)(2)	10,000,000	7,175,400
Franklin-McKinley School District GO, Series 2005 A, (Election of 2004), 5.00%, 8/1/15, Prerefunded at 100% of Par (FGIC)(2)	1,150,000	1,306,400
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2003 A1, 6.75%, 6/1/13, Prerefunded at 100% of Par(2)	4,440,000	4,658,004
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2005 A, 5.00%, 6/1/13 (Ambac)	2,200,000	2,249,984
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2005 A, 0.00%, 6/1/25 (AGM)(1)	2,000,000	1,154,420
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2005 A, 5.00%, 6/1/45	3,000,000	3,062,700
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 4.50%, 6/1/27	1,555,000	1,345,573
Golden State Tobacco Securitization Corp. Settlement Rev., Series 2007 A1, 5.00%, 6/1/33	1,000,000	820,000
Irvine Ranch Water District Special Assessment, Series 2009 B, VRDN, 0.20%, 9/4/12 (LOC: Bank of America N.A.)	7,800,000	7,800,000

Principal Amount	Value
Irvine Unified School District Financing Authority Special Tax Rev., Series 2006 A, (Group II), 4.50%, 9/1/13	$785,000	$809,162
Irvine Unified School District Financing Authority Special Tax Rev., Series 2006 A, (Group II), 4.75%, 9/1/16	600,000	624,738
Irvine Unified School District Financing Authority Special Tax Rev., Series 2006 A, (Group II), 5.00%, 9/1/20	745,000	772,535
Long Beach Bond Finance Authority Lease Rev., (Plaza Parking Facility), 5.25%, 11/1/16	2,030,000	2,037,897
Los Alamitos Unified School District COP, (Capital Projects), 0.00%, 8/1/42(1)	2,100,000	1,243,053
Los Altos Elementary School District GO, 5.00%, 8/1/19 (Ambac)	2,500,000	2,848,475
Los Angeles Community College District GO, Series 2007 A, (Election of 2001), 5.00%, 8/1/32 (NATL-RE/FGIC)	2,000,000	2,260,480
Los Angeles Community Redevelopment Agency Parking System Rev., (Cinerama Dome Public Parking), 5.30%, 7/1/13 (ACA)(LOC: Wells Fargo Bank N.A.)	1,030,000	1,029,959
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/22	1,000,000	1,193,350
Los Angeles County COP, (Disney Concert Hall), 5.00%, 3/1/23	1,955,000	2,325,121
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., Series 2008 B, (Proposal A), 5.00%, 7/1/31	1,000,000	1,133,430
Los Angeles County Metropolitan Transportation Authority Sales Tax Rev., Series 2010 A, (General Union Station), 5.00%, 7/1/20	3,000,000	3,703,320
Los Angeles Department of Airports Rev., Series 2008 C, (Los Angeles International Airport), 5.00%, 5/15/18	750,000	898,590
Los Angeles Department of Airports Rev., Series 2010 A, (Los Angeles International Airport), 5.00%, 5/15/40	3,000,000	3,371,490
Los Angeles Department of Airports Rev., Series 2010 D, (Los Angeles International Airport), 5.00%, 5/15/24	3,040,000	3,644,960
Los Angeles Department of Airports Rev., Series 2010 D, (Los Angeles International Airport), 5.00%, 5/15/40	5,000,000	5,619,150
Los Angeles Department of Water & Power Rev., Series 2008 A1, (Power System), 5.25%, 7/1/38	5,000,000	5,842,350
Los Angeles Department of Water & Power Rev., Series 2008 A2, (Power System), 5.25%, 7/1/32	3,535,000	4,153,837
Los Angeles Department of Water & Power Rev., Series 2011 A, (Power System), 4.00%, 7/1/13	1,500,000	1,547,490
Los Angeles Department of Water & Power Rev., Series 2011 A, (Power System), 5.00%, 7/1/14	400,000	434,384
Los Angeles Department of Water & Power Rev., Series 2011 A, (Power System), 4.00%, 7/1/16	1,000,000	1,131,700
Los Angeles Department of Water & Power Rev., Series 2011 A, (Power System), 5.00%, 7/1/18	780,000	955,118
Los Angeles Harbor Department Rev., Series 2011 B, 5.00%, 8/1/24	1,225,000	1,494,880
Los Angeles Municipal Improvement Corp. Rev., Series 2012 C, 5.00%, 3/1/25	3,000,000	3,465,690
Los Angeles Unified School District COP, Series 2012 B, (Headquarters Building Project), 5.00%, 10/1/29	1,700,000	1,905,054
Los Angeles Unified School District GO, Series 2003 F, (Election of 1997), 5.00%, 7/1/13, Prerefunded at 100% of Par (AGM)(2)	2,500,000	2,600,175
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/24	5,140,000	6,218,372

Principal Amount	Value
Los Angeles Unified School District GO, Series 2006 F, (Election of 2004), 5.00%, 7/1/30 (FGIC)	$4,000,000	$4,382,440
Los Angeles Unified School District GO, Series 2007 H, (Election of 2004), 5.00%, 7/1/32 (AGM)	2,000,000	2,247,960
Los Angeles Unified School District GO, Series 2009 I, (Election of 2004), 5.00%, 7/1/29	4,000,000	4,593,280
Los Angeles Unified School District GO, Series 2010 KRY, 5.25%, 7/1/26	3,000,000	3,604,770
Los Angeles Unified School District GO, Series 2011 A1, 4.00%, 7/1/17	1,000,000	1,148,330
Los Angeles Unified School District GO, Series 2011 A1, 5.00%, 7/1/18	2,565,000	3,113,320
Los Angeles Unified School District GO, Series 2011 A2, 5.00%, 7/1/21	3,000,000	3,710,280
Los Angeles Wastewater System Rev., Series 2009 A, 5.75%, 6/1/34	2,975,000	3,561,164
Los County Angeles COP, (Disney Concert Hall Package), 5.00%, 3/1/21	1,195,000	1,426,938
M-S-R Public Power Agency Rev., Series 2007 K, (San Juan), 5.00%, 7/1/13 (NATL-RE)	2,305,000	2,387,773
M-S-R Public Power Agency Rev., Series 2007 K, (San Juan), 5.00%, 7/1/14 (NATL-RE)	1,000,000	1,076,660
Metropolitan Water District of Southern California Rev., Series 2011 A2, VRDN, 0.32%, 9/6/12	3,500,000	3,503,115
Metropolitan Water District of Southern California Rev., Series 2011 A4, VRDN, 0.32%, 9/6/12	3,460,000	3,463,079
Metropolitan Water District of Southern California Rev., Series 2012 B2, VRDN, 0.52%, 9/6/12	13,755,000	13,754,587
Mount San Antonio Community College District GO, Series 2005 A, (Election of 2001), 0.00%, 8/1/16 (NATL-RE)(1)	5,000,000	4,711,350
Mountain View COP, (Capital Projects), 5.25%, 8/1/18	1,485,000	1,548,944
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/17	1,000,000	1,135,690
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/21	1,200,000	1,372,596
Murrieta Public Financing Authority Special Tax Rev., 5.00%, 9/1/31	1,085,000	1,176,965
Murrieta Valley Unified School District Public Financing Authority Special Tax Rev., Series 2006 A, 4.00%, 9/1/13 (AGC)	1,690,000	1,738,233
Murrieta Valley Unified School District Public Financing Authority Special Tax Rev., Series 2006 A, 4.00%, 9/1/14 (AGC)	1,085,000	1,144,154
Newport Beach Rev., Series 2011 A, (Hoag Memorial Hospital Presbyterian), 6.00%, 12/1/40	1,000,000	1,230,260
Northern California Power Agency Rev., Series 2010 A, 4.00%, 7/1/14	1,500,000	1,595,400
Northern California Power Agency Rev., Series 2010 A, 5.00%, 7/1/16	1,000,000	1,160,500
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/19	2,000,000	2,384,180
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/20	1,515,000	1,800,259
Northern California Power Agency Rev., Series 2010 A, 5.00%, 8/1/21	2,050,000	2,408,442
Northern California Power Agency Rev., Series 2010 A, 5.25%, 8/1/22	4,250,000	5,034,422
Northern California Power Agency Rev., Series 2012 A, 5.00%, 7/1/26	1,750,000	2,100,525
Northern California Power Agency Rev., Series 2012 A, 5.00%, 7/1/27	2,000,000	2,384,380
Oakland Unified School District Alameda County GO, (Election of 2000), 5.00%, 8/1/15 (NATL-RE)	1,000,000	1,085,070
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.00%, 8/1/22	750,000	829,178

Principal Amount	Value
Oakland Unified School District Alameda County GO, Series 2012 A, (Election of 2006), 5.50%, 8/1/32	$1,000,000	$1,116,990
Oakland-Alameda County Coliseum Authority Rev., Series 2012 A, 4.00%, 2/1/15	1,350,000	1,445,985
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/16	1,000,000	1,126,720
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/17	1,700,000	1,955,068
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/18	5,825,000	6,774,300
Oakland-Alameda County Coliseum Authority Lease Rev., Series 2012 A, 5.00%, 2/1/25	6,025,000	6,901,095
Oceanside Unified School District GO, Series 2010 B, (Election of 2008), 0.00%, 8/1/37 (AGM)(1)	9,450,000	2,626,627
Orange County Improvement Bond Act of 1915 Special Assessment Rev., (Newport Coast Phase IV Assessment District No. 01-1), 4.45%, 9/2/15	280,000	291,684
Orange County Improvement Bond Act of 1915 Special Assessment Rev., (Newport Coast Phase IV Assessment District No. 01-1), 4.55%, 9/2/16	210,000	218,566
Orange County Sanitation District COP, Series 2007 B, 5.00%, 2/1/26 (AGM)	2,750,000	3,132,250
Palm Springs Financing Authority Lease Rev., Series 2012 B, (Downtown Revitalization Project), 4.00%, 6/1/16	1,335,000	1,454,296
Palm Springs Financing Authority Lease Rev., Series 2012 B, (Downtown Revitalization Project), 5.00%, 6/1/23	1,230,000	1,419,026
Palomar Pomerado Health Care District COP, 5.25%, 11/1/21	1,000,000	1,088,700
Palomar Pomerado Health Care District COP, 6.75%, 11/1/39	1,000,000	1,125,050
Palomar Pomerado Health Care District COP, 6.00%, 11/1/41	1,120,000	1,201,626
Palomar Pomerado Health GO, Series 2009 A, (Election of 2004), 0.00%, 8/1/38 (AGC)(1)	1,660,000	1,414,337
Peralta Community College District GO, 5.00%, 8/1/17	2,085,000	2,484,694
Peralta Community College District GO, 5.00%, 8/1/22	2,145,000	2,665,120
Pittsburg Redevelopment Agency Tax Allocation Rev., Series 2004 A, (Los Medanos Community), VRDN, 0.18%, 9/4/12 (LOC: State Street Bank & Trust Co. and California State Teacher’s Retirement System)	2,415,000	2,415,000
Port Oakland Rev., Series 2007 C, 5.00%, 11/1/16 (NATL-RE)	1,270,000	1,458,341
Porterville Public Financing Authority Sewer Rev., 5.625%, 10/1/36	2,500,000	2,990,875
Poway Unified School District Rev., (School Facilities Improvement), 0.00%, 8/1/41(1)	2,780,000	647,128
Poway Unified School District Public Financing Authority Special Tax Rev., 5.00%, 9/15/19 (Ambac)	1,165,000	1,274,394
Poway Unified School District Public Financing Authority Special Tax Rev., 5.00%, 9/15/20 (Ambac)	1,215,000	1,319,198
Rancho Mirage Joint Powers Financing Authority Rev., Series 2007 A, (Eisenhower Medical Center), 5.00%, 7/1/15	1,505,000	1,628,515
Rancho Mirage Joint Powers Financing Authority Rev., Series 2007 A, (Eisenhower Medical Center), 5.00%, 7/1/21	1,000,000	1,061,550
Rancho Santa Fe Community Services District Special Tax Rev., Series 2011 A, (Superior Lien), 5.125%, 9/1/22	790,000	882,564

Principal Amount	Value
Rancho Santa Fe Community Services District Special Tax Rev., Series 2011 A, (Superior Lien), 5.25%, 9/1/23	$1,300,000	$1,449,890
Rancho Santa Fe Community Services District Special Tax Rev., Series 2011 A, (Superior Lien), 5.375%, 9/1/24	1,410,000	1,579,087
Riverside County COP, Series 2007 A, (Public Safety Communication), 5.00%, 11/1/14 (Ambac)	50,000	54,228
Riverside County COP, Series 2007 A, (Public Safety Communication), 5.00%, 11/1/15 (Ambac)	3,035,000	3,394,587
Riverside County Palm Desert Financing Authority Rev., Series 2008 A, 5.00%, 5/1/14	1,450,000	1,549,731
Riverside County Redevelopment Agency Tax Allocation Rev., Series 2010 E, (Interstate 215 Corridor), 6.50%, 10/1/40	935,000	1,037,766
Riverside Public Financing Authority Lease Rev., Series 2012 A, 4.00%, 11/1/33	2,085,000	2,054,142
Roseville Finance Authority Electric System Rev., 5.00%, 2/1/37	635,000	700,437
Sacramento City Financing Authority Lease Rev., Series 1993 A, 5.40%, 11/1/20 (Ambac)	3,000,000	3,426,180
Sacramento City Financing Authority Rev., 5.00%, 12/1/16 (NATL-RE/FGIC)	2,500,000	2,769,925
Sacramento City Financing Authority Rev., Series 2002 A, (City Hall), 5.25%, 12/1/12, Prerefunded at 100% of Par (FSA)(2)	4,045,000	4,096,412
Sacramento County Airport System Rev., 5.00%, 7/1/20	1,000,000	1,202,830
Sacramento County Airport System Rev., 5.00%, 7/1/23	1,000,000	1,172,930
Sacramento County Airport System Rev., 5.00%, 7/1/24	1,000,000	1,167,140
Sacramento County Sanitation Districts Financing Authority Rev., Series 2007 A, 5.25%, 12/1/21 (NATL-RE/FGIC)	1,000,000	1,293,920
Sacramento County Sanitation Districts Financing Authority Rev., Series 2007 B, VRN, 0.84%, 9/1/12 (NATL-RE/FGIC)	2,500,000	1,850,925
Sacramento Municipal Utility District Rev., Series 2012 Y, 5.00%, 8/15/24	1,500,000	1,858,515
Sacramento Municipal Utility District Rev., Series 2012 Y, 5.00%, 8/15/25	5,000,000	6,130,200
Sacramento Municipal Utility District Electric Rev., Series 1997 K, 5.70%, 7/1/17 (Ambac)	3,105,000	3,761,614
Sacramento Municipal Utility District Electric Rev., Series 1997 K, 5.25%, 7/1/24 (Ambac)	3,000,000	3,743,100
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 5.25%, 8/1/18	350,000	431,557
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 5.50%, 8/1/19	300,000	369,510
San Bernardino Community College District GO, Series 2008 A, (Election of 2002), 6.25%, 8/1/33	1,500,000	1,798,875
San Bernardino Community College District GO, Series 2009 B, (Election of 2008), 0.00%, 8/1/34(1)	9,840,000	7,966,366
San Buenaventura Community Memorial Health System Rev., 8.00%, 12/1/26	2,000,000	2,570,280
San Diego Convention Center Expansion Financing Authority Rev., Series 2012 A, 4.00%, 4/15/17	1,250,000	1,386,200
San Diego Convention Center Expansion Financing Authority Rev., Series 2012 A, 4.00%, 4/15/18	1,160,000	1,287,855
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/19	1,290,000	1,560,732
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/34	750,000	829,440
San Diego County Regional Airport Authority Rev., Series 2010 A, 5.00%, 7/1/40	1,000,000	1,092,280

Principal Amount	Value
San Diego County Regional Transportation Commission Rev., Series 2012 A, 5.00%, 4/1/21	$5,940,000	$7,457,729
San Diego County Water Authority Rev., Series 2011 S1, (Subordinate Lien) 5.00%, 7/1/16	2,780,000	3,232,306
San Diego Public Facilities Financing Authority Rev., Series 2009 A, 5.00%, 8/1/21	1,000,000	1,186,720
San Diego Public Facilities Financing Authority Rev., Series 2009 B, 5.00%, 5/15/22	3,680,000	4,446,986
San Diego Public Facilities Financing Authority Tax Allocation Rev., Series 2007 B, (Southcrest and Central Imperial Redevelopment), 5.125%, 10/1/22 (Radian)	1,230,000	1,278,130
San Diego Public Facilities Financing Authority Water Rev., Series 2012 A, 5.00%, 8/1/21	2,000,000	2,507,800
San Diego Public Facilities Financing Authority Water Rev., Series 2012 A, 5.00%, 8/1/24	2,000,000	2,471,740
San Diego Public Facilities Financing Sewer Authority Rev., Series 2010 A, 5.25%, 5/15/24	3,400,000	4,182,646
San Diego Unified School District GO, Series 2012 E, 0.00%, 7/1/42(1)	5,000,000	1,977,050
San Francisco City and County Airports Commission Rev., (San Francisco International Airport), 5.00%, 5/1/26	250,000	297,570
San Francisco City and County Airports Commission Rev., Series 2008-34D, (San Francisco International Airport), 5.00%, 5/1/17 (AGC)	3,375,000	3,998,295
San Francisco City and County Airports Commission Rev., Series 2008-34D, (San Francisco International Airport), 5.00%, 5/1/18 (AGC)	2,000,000	2,406,480
San Francisco City and County Airports Commission Rev., Series 2009 D, (San Francisco International Airport), VRDN, 2.25%, 12/4/12	2,500,000	2,511,875
San Francisco City and County Airports Commission Rev., Series 2009 E, (San Francisco International Airport), 5.25%, 5/1/23	3,500,000	4,199,790
San Francisco City and County Airports Commission Rev., Series 2010 C, (San Francisco International Airport) (Governmental Purpose), 5.00%, 5/1/19	1,500,000	1,823,580
San Francisco City and County Airports Commission Rev., Series 2011 D, (San Francisco International Airport), 5.00%, 5/1/24	4,025,000	4,815,671
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/17	2,440,000	2,861,193
San Francisco City and County COP, Series 2009 A, (Multiple Capital Improvement Projects), 5.00%, 4/1/29	1,170,000	1,312,904
San Francisco City and County COP, Series 2010 A, 5.00%, 10/1/19	2,930,000	3,570,029
San Francisco City and County COP, Series 2011 B, 4.00%, 9/1/14	3,000,000	3,210,450
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 A, 5.00%, 10/1/21	5,000,000	6,272,250
San Francisco City and County Public Utilities Water Commission Rev., Series 2010 A, 5.00%, 11/1/28	2,780,000	3,277,981
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.00%, 8/1/15	420,000	451,437

Principal Amount	Value
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.00%, 8/1/16	$440,000	$479,072
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.00%, 8/1/17	465,000	509,212
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 5.50%, 8/1/18	485,000	544,961
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 6.00%, 8/1/19	510,000	589,060
San Francisco City and County Redevelopment Financing Authority Tax Allocation Rev., Series 2011 D, (Mission Bay South Redevelopment), 6.00%, 8/1/20	515,000	594,861
San Mateo Special Tax Rev., (Community Facilities District No. 2008-1-Bay Meadows), 5.875%, 9/1/32	690,000	756,985
San Mateo County Transportation District Sales Tax Rev., Series 1993 A, 5.25%, 6/1/18 (NATL-RE)	2,680,000	3,249,232
San Mateo Union High School District GO, 0.00%, 2/15/15(1)	7,090,000	6,960,182
San Ramon Valley Unified School District GO, (Election of 2002), 5.00%, 8/1/16, Prerefunded at 100% of Par (NATL-RE)(2)	1,000,000	1,167,150
Santa Ana Community Redevelopment Agency Tax Allocation Rev., Series 2003 B, (South Main Street Redevelopment), 5.00%, 9/1/13 (NATL-RE/FGIC)	1,885,000	1,938,723
Santa Barbara County COP, 5.375%, 10/1/17 (Ambac)	3,350,000	3,391,774
Santa Clara County Financing Authority Lease Rev., Series 2012 A, (Capital Projects), 4.00%, 2/1/16	4,735,000	5,224,078
Santa Clara County Financing Authority Lease Rev., Series 2012 A, (Capital Projects), 4.00%, 2/1/17	2,055,000	2,304,128
Santa Clara County Financing Authority Lease Rev., Series 2012 A, (Capital Projects), 5.00%, 2/1/18	5,000,000	5,916,550
Santa Clara Electric Rev., Series 2011 A, 5.00%, 7/1/30	1,000,000	1,142,060
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 B, 5.00%, 4/1/18	7,645,000	9,301,519
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 B, 5.00%, 4/1/20	4,000,000	4,989,520
Santa Fe Springs Community Development Commission Tax Allocation Rev., 5.375%, 9/1/16 (NATL-RE)	430,000	431,028
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.00%, 7/1/42	600,000	665,202
Santa Monica Redevelopment Agency Tax Allocation, (Earthquake Recovery Redevelopment), 5.875%, 7/1/42	600,000	708,192
Santa Monica-Malibu Unified School District GO, 5.25%, 8/1/13	1,250,000	1,306,650
Santa Paula Utility Authority Water Rev., 5.25%, 2/1/40	2,425,000	2,695,848
Shasta Lake Public Finance Authority Rev., 4.50%, 4/1/15	1,430,000	1,524,394
Shasta Lake Public Finance Authority Rev., 5.00%, 4/1/19	2,400,000	2,579,928
Shasta Lake Public Finance Authority Rev., 5.00%, 4/1/22	2,130,000	2,262,529
Solano County COP, 5.00%, 11/1/13 (NATL-RE)	1,135,000	1,193,555

Principal Amount	Value
South Orange County Public Financing Authority Rev., (Juvenile Justice Center), 4.25%, 6/1/17	$2,000,000	$2,263,480
South Orange County Public Financing Authority Rev., (Juvenile Justice Center), 4.50%, 6/1/18	2,700,000	3,129,570
South Orange County Public Financing Authority Special Tax Rev., Series 2003 A, (Senior Lien), 5.00%, 9/1/12 (NATL-RE)	2,000,000	2,000,000
South Placer Wastewater Authority Rev., Series 2011 D, VRDN, 1.00%, 9/6/12	3,440,000	3,442,649
South Tahoe Joint Powers Financing Authority Rev., Series 2005 A, (Redevelopment Project Area No. 1), 5.00%, 10/1/19 (Ambac)	50,000	52,143
Southern California Public Power Authority Rev., Series 2008 A, (Southern Transmission), 5.00%, 7/1/22	2,875,000	3,342,417
Southern California Public Power Authority Rev., Series 2008 B, (Southern Transmission), 6.00%, 7/1/27	2,000,000	2,466,240
Southern California Public Power Authority Rev., Series 2011 A, (Southern Transmission), 5.00%, 7/1/21	2,780,000	3,524,234
Southern California Public Power Authority Rev., Series 2012 A, 4.00%, 7/1/16	2,055,000	2,323,979
Southern California Public Power Authority Rev., Series 2012 A, 5.00%, 7/1/17	2,685,000	3,219,288
Southern California Public Power Authority Rev., Series 2012 A, 5.00%, 7/1/18	1,880,000	2,296,119
Three Valleys Municipal Water District COP, (Miramar Water Treatment), VRDN, 0.16%, 9/5/12 (LOC: Wells Fargo Bank N.A.)	1,300,000	1,300,000
Tobacco Securitization Authority of Southern California Settlement Rev., Series 2006 A1, 5.00%, 6/1/37	3,500,000	2,855,965
Tri-Dam Power Authority Rev., 4.00%, 11/1/14	1,260,000	1,312,517
Tri-Dam Power Authority Rev., 4.00%, 5/1/15	1,285,000	1,346,127
Tri-Dam Power Authority Rev., 4.00%, 11/1/15	1,310,000	1,382,535
Tuolumne Wind Project Authority Rev., Series 2009 A, 5.625%, 1/1/29	1,000,000	1,169,820
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/15	690,000	735,782
Turlock Health Facility COP, (Emanuel Medical Center, Inc.), 5.50%, 10/15/16	940,000	995,422
Tustin Unified School District Special Tax Rev., (Community Facilities District No. 07-1), VRDN, 0.19%, 9/4/12 (LOC: Bank of America N.A.)	11,500,000	11,500,000
Twin Rivers Unified School District COP, (Facility Bridge Program), VRDN, 3.50%, 5/31/13 (AGM)	8,500,000	8,510,455
University of California Regents Medical Center Pooled Rev., Series 2008 D, 5.00%, 5/15/27	1,000,000	1,136,300
University of California Rev., Series 2005 B, 5.00%, 5/15/13, Prerefunded at 101% of Par (AGM)(2)	3,000,000	3,131,640
University of California Rev., Series 2009 Q, 5.25%, 5/15/23	2,000,000	2,352,220
University of California Rev., Series 2010 S, 5.00%, 5/15/20	1,405,000	1,683,331
University of California Rev., Series 2010 S, 5.00%, 5/15/40	1,250,000	1,376,513
Val Verde Unified School District COP, 5.00%, 1/1/14 (FGIC)(2)	1,000,000	1,063,670
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	1,145,000	1,275,118
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	2,505,000	2,789,668
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	2,640,000	2,940,010

	Principal Amount	Value
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	$1,415,000	$1,575,801
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	1,000,000	1,113,640
Val Verde Unified School District COP, 5.25%, 1/1/15, Prerefunded at 100% of Par (FGIC)(2)	2,980,000	3,318,647
Vallejo Water Rev., Series 2005 A, VRDN, 0.17%, 9/5/12 (LOC: JPMorgan Chase Bank N.A.)	1,160,000	1,160,000
Walnut Energy Center Authority Rev., Series 2010 A, 5.00%, 1/1/40	1,000,000	1,088,470
West Contra Costa Unified School District GO, 5.00%, 8/1/32	3,500,000	3,953,810
West Sacramento Financing Authority Special Tax Rev., Series 2006 A, 5.00%, 9/1/18 (XLCA)	1,500,000	1,674,960
West Sacramento Financing Authority Special Tax Rev., Series 2006 A, 5.00%, 9/1/19 (XLCA)	1,000,000	1,116,070
West Sacramento Financing Authority Special Tax Rev., Series 2006 A, 5.00%, 9/1/20 (XLCA)	1,200,000	1,333,500
Yosemite Community College District GO, Series 2010 D, (Election of 2004), 0.00%, 8/1/38(1)	6,000,000	1,582,560
		1,120,779,654
GUAM — 0.1%
Guam Government GO, Series 2009 A, 6.00%, 11/15/19	1,000,000	1,102,680
PUERTO RICO — 2.4%
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/17	2,860,000	3,143,283
Puerto Rico Aqueduct & Sewer Authority Rev., Series 2012 A, (Senior Lien), 5.00%, 7/1/19	1,000,000	1,090,100
Puerto Rico Electric Power Authority Rev., Series 2002 KK, 5.25%, 7/1/13 (AGM)	1,255,000	1,301,008
Puerto Rico Electric Power Authority Rev., Series 2002 KK, 5.50%, 7/1/14 (AGM)	3,140,000	3,384,418
Puerto Rico Electric Power Authority Rev., Series 2010 ZZ, 5.25%, 7/1/22	4,950,000	5,524,398
Puerto Rico GO, Series 2001 A, (Public Improvement), 5.50%, 7/1/17 (XLCA)	4,000,000	4,475,480
Puerto Rico Government Development Bank Rev., 4.75%, 12/1/15 (NATL-RE)	1,500,000	1,528,710
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/14	1,510,000	1,612,439
Puerto Rico Government Development Bank Rev., Series 2006 B, (Senior Notes), 5.00%, 12/1/15	5,000,000	5,427,800
Puerto Rico Sales Tax Financing Corp. Rev., Series 2011 A1, 0.00%, 8/1/41(1)	2,280,000	437,030
		27,924,666
U.S. VIRGIN ISLANDS — 0.2%
Virgin Islands Public Finance Authority Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.00%, 10/1/14	500,000	531,030
Virgin Islands Public Finance Authority Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.25%, 10/1/15	170,000	180,910
Virgin Islands Public Finance Authority Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.25%, 10/1/16	500,000	539,460
Virgin Islands Public Finance Authority Rev., Series 2004 A, (Virgin Islands Matching Fund Loan Note and Senior Lien), 5.25%, 10/1/20	1,000,000	1,065,240
		2,316,640
TOTAL INVESTMENT SECURITIES — 98.9% (Cost $1,071,701,445)		1,152,123,640
OTHER ASSETS AND LIABILITIES — 1.1%		12,543,292
TOTAL NET ASSETS — 100.0%		$1,164,666,932

Notes to Schedule of Investments

ABAG = Association of Bay Area Governments
ACA = American Capital Access
AGC = Assured Guaranty Corporation
AGM = Assured Guaranty Municipal Corporation
Ambac = American Municipal Bond Assurance Corporation
COP = Certificates of Participation
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Assurance, Inc.
GA = Guaranty Agreement
GO = General Obligation
LOC = Letter of Credit
M-S-R = Modesto, Stockton, Redding
NATL-RE = National Public Finance Guarantee Corporation — Reinsured
NCROC = Northern California Retired Offices Community
Radian = Radian Asset Assurance, Inc.
VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
XLCA = XL Capital Ltd.
(1)
Convertible capital appreciation bond. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.
(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $1,029,340, which represented 0.1% of total net assets.

See Notes to Financial Statements.

Statement of Assets and Liabilities

AUGUST 31, 2012
Assets
Investment securities, at value (cost of $1,071,701,445)	$1,152,123,640
Cash	76,046
Receivable for investments sold	1,595,150
Receivable for capital shares sold	1,241,051
Interest receivable	11,866,718
1,166,902,605

Liabilities
Payable for capital shares redeemed	1,308,537
Accrued management fees	441,301
Distribution and service fees payable	19,545
Dividends payable	466,290
2,235,673

Net Assets	$1,164,666,932

Net Assets Consist of:
Capital paid in	$1,084,379,928
Accumulated net investment loss	(4,798)
Accumulated net realized loss	(130,393)
Net unrealized appreciation	80,422,195
$1,164,666,932

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,026,795,503	85,851,351	$11.96
Institutional Class	$87,169,631	7,287,777	$11.96
A Class	$36,340,756	3,038,230	$11.96*
C Class	$14,361,042	1,199,951	$11.97

* Maximum offering price $12.52 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED AUGUST 31, 2012
Investment Income (Loss)
Income:
Interest	$35,590,296

Expenses:
Management fees	4,626,204
Distribution and service fees:
A Class	65,717
C Class	89,281
Trustees’ fees and expenses	52,137
Other expenses	72
4,833,411

Net investment income (loss)	30,756,885

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	9,512,105
Futures contract transactions	(580,621)
8,931,484

Change in net unrealized appreciation (depreciation) on:
Investments	37,836,761
Futures contracts	(1,658)
37,835,103

Net realized and unrealized gain (loss)	46,766,587

Net Increase (Decrease) in Net Assets Resulting from Operations	$77,523,472

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED AUGUST 31, 2012 AND AUGUST 31, 2011
Increase (Decrease) in Net Assets	August 31, 2012	August 31, 2011
Operations
Net investment income (loss)	$30,756,885	$28,908,374
Net realized gain (loss)	8,931,484	8,820
Change in net unrealized appreciation (depreciation)	37,835,103	(11,371,067)
Net increase (decrease) in net assets resulting from operations	77,523,472	17,546,127

Distributions to Shareholders
From net investment income:
Investor Class	(27,844,638)	(27,681,373)
Institutional Class	(2,041,135)	(756,846)
A Class	(721,069)	(238,246)
C Class	(175,874)	(72,968)
Decrease in net assets from distributions	(30,782,716)	(28,749,433)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	247,232,687	61,476,884

Net increase (decrease) in net assets	293,973,443	50,273,578

Net Assets
Beginning of period	870,693,489	820,419,911
End of period	$1,164,666,932	$870,693,489

Accumulated undistributed net investment income (loss)	$(4,798)	$1,918

See Notes to Financial Statements.

Notes to Financial Statements

AUGUST 31, 2012

1. Organization

American Century California Tax-Free and Municipal Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. California Intermediate-Term Tax-Free Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek safety of principal and high current income that is exempt from federal and California income taxes. The fund pursues its objectives by investing primarily in investment-grade municipal obligations.

The fund offers the Investor Class, the Institutional Class, the A Class and the C Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class and C Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended August 31, 2012 was 0.47% for the Investor Class, A Class and C Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended August 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc., the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended August 31, 2012 were $808,783,891 and $562,944,036, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended August 31, 2012		Year ended August 31, 2011
	Shares	Amount	Shares	Amount
Investor Class
Sold	26,911,687	$315,674,175	19,382,955	$216,369,364
Issued in reinvestment of distributions	1,725,149	20,225,527	1,836,154	20,468,487
Redeemed	(14,134,802)	(165,442,954)	(20,270,890)	(224,769,987)
	14,502,034	170,456,748	948,219	12,067,864
Institutional Class
Sold	4,844,632	56,688,404	3,952,260	44,070,692
Issued in reinvestment of distributions	175,448	2,041,135	67,783	756,846
Redeemed	(1,008,455)	(11,845,700)	(889,372)	(9,817,587)
	4,011,625	46,883,839	3,130,671	35,009,951
A Class
Sold	2,069,462	24,234,996	1,516,306	16,929,285
Issued in reinvestment of distributions	49,639	583,486	18,809	209,629
Redeemed	(402,156)	(4,728,689)	(434,822)	(4,847,290)
	1,716,945	20,089,793	1,100,293	12,291,624
C Class
Sold	912,966	10,705,073	279,107	3,144,464
Issued in reinvestment of distributions	10,373	122,049	5,714	63,704
Redeemed	(87,505)	(1,024,815)	(100,107)	(1,100,723)
	835,834	9,802,307	184,714	2,107,445
Net increase (decrease)	21,066,438	$247,232,687	5,363,897	$61,476,884

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund purchased and sold interest rate risk derivative instruments though none were held at period end.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended August 31, 2012, the effect of interest rate risk derivative instruments on the Statement of Operations was $(580,621) in net realized gain (loss) on futures contract transactions and $(1,658) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification.

9. Federal Tax Information

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Exempt income	$30,693,525	$28,747,740
Taxable ordinary income	$89,191	$1,693
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of August 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,071,701,445
Gross tax appreciation of investments	$80,607,035
Gross tax depreciation of investments	(184,840)
Net tax appreciation (depreciation) of investments	$80,422,195
Other book-to-tax adjustments	$(468,905)
Net tax appreciation (depreciation)	$79,953,290
Undistributed tax-exempt income	—
Accumulated long-term gains	$333,714

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$11.41	0.36(2)	0.55	0.91	(0.36)	$11.96	8.06%	0.47%	3.04%	55%	$1,026,796
2011	$11.56	0.40(2)	(0.15)	0.25	(0.40)	$11.41	2.27%	0.48%	3.57%	49%	$814,078
2010	$10.98	0.41(2)	0.59	1.00	(0.42)	$11.56	9.26%	0.48%	3.70%	11%	$814,105
2009	$10.96	0.44	0.01	0.45	(0.43)	$10.98	4.32%	0.49%	4.07%	36%	$596,739
2008	$10.92	0.44	0.04	0.48	(0.44)	$10.96	4.42%	0.49%	3.96%	41%	$610,976
Institutional Class
2012	$11.41	0.38(2)	0.55	0.93	(0.38)	$11.96	8.28%	0.27%	3.24%	55%	$87,170
2011	$11.57	0.42(2)	(0.16)	0.26	(0.42)	$11.41	2.39%	0.28%	3.77%	49%	$37,381
2010(3)	$11.18	0.22(2)	0.39	0.61	(0.22)	$11.57	5.50%	0.28%(4)	3.76%(4)	11%(5)	$1,683
A Class
2012	$11.41	0.32(2)	0.56	0.88	(0.33)	$11.96	7.79%	0.72%	2.79%	55%	$36,341
2011	$11.57	0.37(2)	(0.16)	0.21	(0.37)	$11.41	1.93%	0.73%	3.32%	49%	$15,077
2010(3)	$11.18	0.19(2)	0.39	0.58	(0.19)	$11.57	5.27%	0.73%(4)	3.37%(4)	11%(5)	$2,556
C Class
2012	$11.42	0.23(2)	0.56	0.79	(0.24)	$11.97	6.99%	1.47%	2.04%	55%	$14,361
2011	$11.57	0.29(2)	(0.15)	0.14	(0.29)	$11.42	1.27%	1.48%	2.57%	49%	$4,157
2010(3)	$11.18	0.15(2)	0.39	0.54	(0.15)	$11.57	4.87%	1.48%(4)	2.65%(4)	11%(5)	$2,076

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(2)	Computed using average shares outstanding throughout the period.
(3)	March 1, 2010 (commencement of sale) through August 31, 2010.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended August 31, 2010.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century California Tax-Free and Municipal Funds and Shareholders of the California Intermediate-Term Tax-Free Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the California Intermediate-Term Tax-Free Bond Fund (one of the four funds in the American Century California Tax-Free and Municipal Funds, hereafter referred to as the “Fund”) at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
October 19, 2012

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 14, 2012, the Fund’s Board of Directors/Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors/trustees (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The Board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $30,860,425 as exempt interest dividends for the fiscal year ended August 31, 2012.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century California Tax-Free and Municipal Funds

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76250   1210

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2011:                    $97,546
FY 2012:                    $105,779

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0
(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2011:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2011:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2011:                    $177,628
FY 2012:                    $187,686

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century California Tax-Free and Municipal Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	October 30, 2012

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	October 30, 2012